SIT MUTUAL FUNDS

                                   STOCK FUNDS
                               SEMI-ANNUAL REPORT

                       SIX MONTHS ENDED DECEMBER 31, 2000


                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                 BALANCED FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND



                        [LOGO] SIT INVESTMENT ASSOCIATES
                        --------------------------------
                                SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

Chairman's Letter                                                      2

Performance Summary                                                    4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Balanced Fund                                                 6

         Large Cap Growth Fund                                        12

         Mid Cap Growth Fund                                          16

         International Growth Fund                                    20

         Small Cap Growth Fund                                        24

         Science and Technology Growth Fund                           28

         Developing Markets Growth Fund                               32

Notes to Portfolios of Investments                                    36

Statements of Assets and Liabilities                                  38

Statements of Operations                                              40

Statements of Changes in Net Assets                                   42

Notes to Financial Statements                                         45

Financial Highlights                                                  50

Results of Shareholder Meeting                                        57

[PHOTO]  SIT MUTUAL FUNDS
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER

Dear Fellow Shareholders:

The year 2000 proved to be a very good year for fixed income investors, but a more challenging one for equity market participants. However, there are factors supporting a positive case for U.S. equities at the present time, including improved valuations and the likelihood of further interest rate reductions by the Federal Reserve.

ECONOMIC OVERVIEW

The U.S economy continues to expand, although a slowdown clearly occurred in the second half of 2000. The signs of slowing in the U.S. economy have become more evident in recent weeks, with most statistics indicating a moderation of activity in both the consumer and manufacturing sectors. However, it is difficult to perceive an outright recession as imminent based on the above-average levels of activity at which the economy has most recently operated. While we acknowledge the potential impact that volatile stock market conditions have on short-term consumer sentiment, the unemployment rate of 4.0% remains near the recent low. The latest data on real consumer expenditures, the largest component of GDP, indicates a healthy level of expansion, although there is a material contraction from levels earlier in the year. In the investment sectors of the economy, growth is also subsiding from the unsustainable level (partially technology/Y2K-related). Taking these two sectors, which account for over 80% of GDP, and the remaining components of GDP into consideration, we believe economic growth will slow materially in 2001, but it seems unlikely that they could lead to recession without some type of external shock. Given the prospect of interest rate reductions by the Federal Reserve and perhaps a retroactive tax cut, we believe that growth will accelerate by the end of 2001.

In terms of inflation data, we believe the combination of slower economic growth and the reversal of the negative impact of last year's soaring oil prices should result in lower average consumer prices in 2001 compared to 2000. Consumer price inflation should ease this year, coming in at less than +3.0% versus +3.4% in 2000. The prospect for decelerating inflation was one factor behind the Federal Reserve's decision to reduce interest rates by 50 basis points on January 3rd, an action that took financial markets by surprise. It appears that the principal reasons driving the decision included tepid Christmas retail sales, falling auto sales and production and, on the day before the interest rate cut, a weak December National Association of Purchasing Management (NAPM) report which left the index at its lowest point since April 1991. While the duration of the current slowdown is the subject of great debate among economists, it appears that the probability is quite high for an additional 50 to 100 basis points of rate reductions in the near- to intermediate-term. These significant actions, potentially coupled with tax reductions, will be sufficient to contain the economic contraction to modest proportions, and the economy should reaccelerate in the second half.

We believe that the general parameters we foresee -- low inflation, Federal Reserve interest rate reductions, and moderate economic growth -- represent a favorable environment for financial asset investing in the United States, although above-average volatility is likely to continue over the near-term until the amplitude of the economic cycle becomes more clear. Our expectation for calendar 2001 GDP growth is +2.5 %, marking the tenth consecutive year of higher than +2.0% growth.

In terms of fiscal policy, short-term budgetary trends have remained positive, as evidenced by the first three months of the fiscal year, which experienced a $17.9 billion improvement (i.e., lower deficit) compared to the prior year. Recent private forecasts of the size of the federal surplus in fiscal 2001 are in the $280 billion range, and we continue to believe it will be higher. Regarding President Bush's likely agenda, we believe it will largely consist of the platform on which he campaigned. Tax cuts will become a key part of his proposals, and the weakening economy will undoubtedly be cited as justification to give consumers more spendable resources.

------------------------------------------------------------------------ [LOGO]


We expect global economic growth of +2.5%, down from +3.5% in 2000. Although the slowing U.S. economy is the primary contributor to the deceleration, economic growth in Europe is also slowing. However, tax rate reductions and other major reforms should help to maintain a positive growth outlook for Euroland. We are less optimistic about the prospects for Japan, since the recovery remains tentative and is still dependent on global economic support while the domestic economy remains weak.

EQUITY STRATEGY SUMMARY

During the year 2000, the inevitable finally occurred, as most major market indices posted negative returns for the year. The decline in the equity markets in 2000, however, must be placed in context. The annualized return for the S&P 500 Index was an extraordinary +28.6% for the five-year period ending in 1999.

Concerns over slowing corporate profits weighed on equity markets during the second half of the year as the nation's economy decelerated. This has prompted analysts to reduce earnings forecasts as many prominent companies "pre-announced" disappointing results, particularly in the fourth quarter. As difficult as this period has been, however, there is reason for optimism in the months ahead. Importantly, the Federal Reserve has begun cutting interest rates. Historically, this action has provided a positive backdrop for the equity market. While the newsflow on earnings is likely to continue to be negative in the months ahead, lower interest rates and lower inflation should coincide with a recovery in stock valuations, which have become significantly more attractive over the past year. History suggests that interest rates and the relative valuation of stocks versus bonds are more important drivers for equities than swings in short-term earnings. Over the past 50 years, there have been twelve instances when the Fed has cut rates to stimulate growth in the economy. The average twelve-month gain in the S&P 500 Index following such initial moves has been +22.3%. Historically, growth stocks have performed quite well in this environment, given their superior relative earnings growth potential in a weaker economy. In addition, we expect small company growth stocks to perform particularly well in the projected economic environment, largely due to compelling relative valuations.

Much of the market volatility in 2000 was concentrated in the technology sector, as the group's high valuations proved unsustainable as consensus growth expectations were broadly reduced. We remain committed to technology investing, however, and we strongly believe that the secular growth trends in diverse areas such as telecommunications, software, and E-commerce offer significant opportunities for long-term investors. In addition, the earnings growth potential for the technology sector remains significantly higher than that of the overall market. In accordance with these views, we continue to overweight, relative to broad market benchmarks, the electronic technology and technology services sectors.

Internationally, we remain most optimistic about Europe where the outlook for government reforms and corporate restructuring has positive implications for the equity markets. We believe the investment outlook for Asia has deteriorated in recent months. The likelihood of a slowdown in exports to the U.S., growing evidence of slowing economic growth, and stalled reform in Japan are among our chief concerns at the present time.



With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - STOCK FUNDS

   While most domestic equity indices posted negative returns in 2000, it must be placed in context. The S&P 500 Index fell -9.1% for the year, following an unprecedented five straight years of over 20% gains. In addition, even when one includes the subpar 2000 return, the 5-year annualized return for the Index was a strong +18.3%.
   Smaller capitalization issues continued to show improved relative performance in 2000. The Russell 2000 Index (-3.0%) outperformed the Russell 1000 (-7.8%). The mid capitalization indices also performed particularly well over the last twelve months, with the Russell MidCap Index and S&P MidCap 400 Index returning +8.3% and +17.5%, respectively. Value stocks outperformed growth issues across the capitalization spectrum during the year, although, perhaps, this is not surprising given the style's unprecedented relative underperformance in 1999. Across the various capitalization-based Frank Russell Indices, each value index outperformed its growth counterpart by at least 19%.
   In terms of sectors, technology-related groups underperformed in 2000, following the strong outperformance in the prior year. In fact, if one excludes three sectors -- electronic technology (-34.5%), technology services, (-48.3), and communications (-38.8%) -- we estimate the remainder of the S&P 500 Index increased +12.2% for the year, compared to the overall decline of -9.1%. The technology-laden NASDAQ OTC Composite fell -39.3% during the year. Investors' decreased appetite for risk contributed to strong relative returns for many "defensive" sectors, including health technology, health services, utilities, and finance.
   International equity market indices also moved lower in 2000, although it should be noted that the strong U.S. dollar had a negative impact on most regional returns. As measured by the Morgan Stanley Capital International (MSCI) indices, each major regional component fell over the course of the year. For the year ended December 31, 2000, the MSCI World Index fell -13.2%. The MSCI Europe Index turned in the strongest relative performance of the regional components, falling -8.4%. Although the MSCI Pacific Index fell -25.5%, the overall return was dragged down by the -28.2% return for the Japan component.

                                         1988      1989     1990
                                        ---------------------------

SIT BALANCED                               --        --        --
-------------------------------------------------------------------
SIT LARGE CAP GROWTH                     5.33%    32.02%    -2.37%
-------------------------------------------------------------------
SIT MID CAP GROWTH(1)                    9.77     35.15     -2.04
-------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)               --        --        --
-------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                   --        --        --
-------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)      --        --        --
-------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)          --        --        --
-------------------------------------------------------------------
S&P 500 INDEX                           16.55     31.61     -3.05
S&P MIDCAP 400 INDEX                    20.87     35.55     -5.12
MSCI EAFE INDEX(5)                        --        --        --
RUSSELL 2000 INDEX(6)                     --        --        --
PSE TECH 100 INDEX                        --        --        --
MSCI EMERGING MARKETS FREE INDEX(7)       --        --        --

                                         NASDAQ
                                         SYMBOL       INCEPTION
                                         ------       ---------

SIT BALANCED                              SIBAX       12/31/93
-------------------------------------------------------------------
SIT LARGE CAP GROWTH                      SNIGX       09/02/82
-------------------------------------------------------------------
SIT MID CAP GROWTH                        NBNGX       09/02/82
-------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                  SNGRX       11/01/91
-------------------------------------------------------------------
SIT SMALL CAP GROWTH                      SSMGX       07/01/94
-------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH         SISTX       12/31/97
-------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH             SISTX       07/01/94
-------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX(5)
RUSSELL 2000 INDEX(6)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX(7)

--------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

------------------------------------------------------------------------ [LOGO]

                 TOTAL RETURN -- CALENDAR YEAR
                                                                                                  YTD
   1991       1992      1993     1994        1995       1996      1997      1998      1999       2000
--------------------------------------------------------------------------------------------   -------
    --         --        --      -0.33%      25.43%    15.80%    21.73%    21.30%     20.15%    -4.80%
------------------------------------------------------------------------------------------------------
  32.72%      4.94%     3.15%     2.83       31.66     23.05     31.70     30.56      33.41    -13.84
------------------------------------------------------------------------------------------------------
  65.50      -2.14      8.55     -0.47       33.64     21.87     17.70      6.84      70.65     -4.35
------------------------------------------------------------------------------------------------------
   4.10(4)    2.69     48.37     -2.99        9.36     10.31      4.81     18.95      50.77    -26.66
------------------------------------------------------------------------------------------------------
    --         --        --      11.57(4)    52.16     14.97      7.63      1.97     108.63      6.25
------------------------------------------------------------------------------------------------------
    --         --        --        --          --        --        --      38.40      85.98     -6.55
------------------------------------------------------------------------------------------------------
    --         --        --      -2.02(4)    -4.29     17.27     -5.20    -24.93      82.50    -30.18
------------------------------------------------------------------------------------------------------
  30.46       7.64     10.07      1.32       37.58     22.96     33.36     28.58      21.04     -9.11
  50.11      11.92     13.95     -3.60       30.94     19.19     32.29     19.11      14.72     17.50
   0.26     -12.17     32.56      7.78       11.21      6.05      1.78     20.00      26.96    -14.71
    --         --        --       4.61       28.45     16.49     22.36     -2.54      21.26     -3.02
    --         --        --        --          --        --        --      54.60     116.40    -16.22
    --         --        --       2.80       -6.94      3.92    -13.40    -27.52      63.70    -31.80

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
         TOTAL RETURN                                  PERIODS ENDED DECEMBER 31,2000
    QUARTER        SIX MONTHS                                                                SINCE
ENDED 12/31/00   ENDED 12/31/00          1 YEAR      3 YEARS      5 YEARS      10 YEARS    INCEPTION
-------------------------------        --------------------------------------------------------------
     -7.70%          -7.37%              -4.80%      11.53%      14.36%        --            13.61%
-----------------------------------------------------------------------------------------------------
    -15.51          -17.17              -13.84       14.49       19.45       16.81%          15.89
-----------------------------------------------------------------------------------------------------
    -23.00          -16.04               -4.35       20.37       20.13       19.32           19.25
-----------------------------------------------------------------------------------------------------
    -12.02          -18.51              -26.66        9.57        8.75         --            10.78
-----------------------------------------------------------------------------------------------------
    -19.70          -13.64                6.25       31.24       22.84         --            27.05
-----------------------------------------------------------------------------------------------------
    -30.86          -27.94               -6.55       33.95         --          --            33.95
-----------------------------------------------------------------------------------------------------
    -16.39          -26.28              -30.18       -1.47        1.24         --            -0.04
-----------------------------------------------------------------------------------------------------
     -7.83           -8.72               -9.11       12.26       18.33       17.46           17.37
     -3.85            7.83               17.50       17.10       20.42       19.86           18.69
     -2.68          -10.53              -14.17        9.35        7.13         --             7.70
     -6.91           -5.88               -3.02        4.65       10.31         --            12.84
    -21.60          -26.06              -16.22       40.95         --          --            40.95
    -13.53          -25.08              -31.80       -6.81       -6.15         --            -5.40

(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

[PHOTO]  SIT BALANCED FUND
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   For the period ending December 31, 2000, the Sit Balanced Fund's six-month return was -7.4%. For comparison, the S&P 500 Index return was -8.7% for the period and the Lehman Aggregate Bond Index increased +7.4%.
   In a reversal of 1999 conditions, stocks underperformed bonds in 2000. This was largely due to the sudden economic deceleration that took place in the United States during the second half of the year. The decline in the equity markets in 2000, however, must be placed in context. The annualized return for the S&P 500 Index was an extraordinary +28.6% for the five-year period ending in 1999. Rising interest rates and higher energy prices took their toll on the U.S. economy, but this has now given way to a recent reduction in interest rates by the Federal Reserve. History suggests that interest rates and the relative valuation of stocks versus bonds are more important drivers of equity performance than swings in short-term earnings. Now that valuations are more attractive and interest rates may decline further in the months ahead, we are optimistic on the outlook for the equity markets. Importantly, a rebound in the relative performance of value stocks has led to increasingly attractive valuations for growth stocks. This leaves growth stocks in a position to outperform again, particularly given their superior earnings growth potential in a weaker economy. The largest sector weights within the Fund are in two of the fastest growing sectors within the economy, electronic technology and health technology.
   The slowing U.S. economy provided a very positive environment for fixed income returns, particularly U.S. Treasuries, as yields on the 30-year Treasury bond fell over 100 basis points during 2000. In terms of fixed income strategy, we continue to overweight the corporate and asset-backed sectors while underweighting U.S. Treasuries. The historically wide spreads in our overweighted sectors provide a cushion against potential price underperformance as well as substantial potential for outperformance. This positioning is consistent with our belief that a "soft landing" is in store for our nation's economy.
   As of December 31, 2000, the asset allocation of the Fund was 56% equities, 39% fixed income, and 5% cash and other net assets. We very much appreciate shareholders' continued interest and participation within the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                  Net Asset Value 12/31/00:  $17.11 Per Share
                                   6/30/00:  $19.18 Per Share

                          Total Net Assets:  $25.94  Million

                            TOTAL DIVIDEND:   $0.69 PER SHARE
                    Long-Term Capital Gain:   $0.32 Per Share
                           Ordinary Income:   $0.37 Per Share


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash & Other Net Assets        5.0%
                        Bonds                         39.0%
                        Equities                      56.0%

------------------------------------------------------------------------ [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

3 Months**            -7.70%            -7.83%            4.21%
1 Year                -4.80             -9.11            11.63
3 Years               11.53             12.26             6.36
5 Years               14.36             18.33             6.46
Inception             13.61             18.24             6.68
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

1 Year                -4.80%            -9.11%           11.63%
3 Years               38.75             41.46            20.33
5 Years               95.58            131.96            36.73
Inception            144.51            223.35            57.27
  (12/31/93)


*AS OF 12/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/00 would have grown to $24,451 in the Fund, $15,727 in the Lehman Aggregate Bond Index or $32,335 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

          Stocks:
            *  General Electric Co.
            *  Cisco Systems, Inc.
            *  Pfizer, Inc.
            *  Amgen, Inc.
            *  Merck & Co., Inc.

          Bonds:
            *  Vendee Mtg Trust, Series 1997-1 2E, 7.50%, 3/15/24
            *  PNC Mtg Sec. Corp., Series 1998-14 1A, 6.25%, 1/25/29
            *  Conseco Finance, 7.97%, 5/1/32
            *  GNMA, 9.50%, 3/20/19
            *  Pitney Bowes, Inc., 8.625%, 2/15/08

                          Total Number of Holdings: 162

SIT BALANCED FUND
---------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

---------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
COMMON STOCKS (56.0%) (2)

   COMMUNICATIONS (1.9%)
         7,800   Global Crossing, Ltd. (3)                 $111,638
         3,500   Nextel Communications, Inc. (3)             86,625
         8,200   Vodafone Group, A.D.R.                     293,662
                                                      --------------
                                                            491,925
                                                      --------------
   CONSUMER DURABLES (0.6%)
         3,600   Harley-Davidson, Inc.                      143,100
                                                      --------------

   CONSUMER NON-DURABLES (1.3%)
           500   Coca Cola Co.                               30,469
         2,400   Colgate-Palmolive Co.                      154,920
         2,800   PepsiCo, Inc.                              138,775
                                                      --------------
                                                            324,164
                                                      --------------
   CONSUMER SERVICES (1.5%)
         6,300   AT&T Corp. -  Liberty Media Group (3)       85,444
           900   Clear Channel Communications, Inc. (3)      43,594
         4,000   General Motors Corp. - Class H              92,000
         3,500   Viacom, Inc. (3)                           163,625
                                                      --------------
                                                            384,663
                                                      --------------
   ELECTRONIC TECHNOLOGY (13.7%)
         7,500   ADC Telecommunications, Inc. (3)           135,937
         2,000   Brocade Comm. Systems, Inc. (3)            183,625
           800   Ciena Corp. (3)                             65,000
        15,600   Cisco Systems, Inc. (3)                    596,700
         3,500   Corning, Inc.                              184,844
         6,000   EMC Corp. (3)                              399,000
         3,500   Flextronics International, Ltd. (3)         99,750
         8,600   Intel Corp.                                258,537
         4,500   JDS Uniphase Corp. (3)                     187,594
           800   Juniper Networks, Inc. (3)                 100,850
         1,000   Linear Technology Corp.                     46,250
         1,200   Network Appliance, Inc. (3)                 77,025
         7,200   Nokia Corp., A.D.R.                        313,200
         4,500   Nortel Networks Corp.                      144,281
         1,000   PMC-Sierra, Inc. (3)                        78,625
         1,400   SDL, Inc. (3)                              207,462
         8,500   Sun Microsystems, Inc. (3)                 236,937
         2,200   Tellabs, Inc. (3)                          124,300
           400   Texas Instruments, Inc.                     18,950
         2,000   Xilinx, Inc. (3)                            92,250
                                                      --------------
                                                          3,551,117
                                                      --------------
   ENERGY MINERALS (1.6%)
         3,500   Anadarko Petroleum Corp.                   248,780
         3,100   EOG Resources, Inc.                        169,531
                                                      --------------
                                                            418,311
                                                      --------------

---------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
   FINANCE (7.0%)
         3,700   Allstate Corp.                             161,181
         3,521   American International Group, Inc.         347,039
         2,500   Charles Schwab Corp.                        70,938
         2,500   Chase Manhattan Corp.                      113,594
         4,466   Citigroup, Inc.                            228,045
         2,600   Marsh & McLennan Cos., Inc.                304,200
         1,700   Morgan Stanley Dean Witter & Co.           134,725
         2,700   Wells Fargo Co.                            150,356
         3,600   XL Capital, Ltd.                           314,550
                                                      --------------
                                                          1,824,628
                                                      --------------
   HEALTH SERVICES (1.4%)
         6,000   UnitedHealth Group, Inc.                   368,250
                                                      --------------

   HEALTH TECHNOLOGY (10.1%)
         1,100   American Home Products Corp.                69,905
         7,200   Amgen, Inc. (3)                            460,350
           500   Applera Corp. (Applied Biosystems)          47,031
         1,700   Baxter International, Inc.                 150,131
         1,500   Eli Lilly and Co.                          139,594
         2,000   Genentech, Inc. (3)                        163,000
           500   Human Genome Sciences, Inc.                 34,656
         3,700   MedImmune, Inc. (3)                        176,444
         4,800   Medtronic, Inc.                            289,800
         4,500   Merck & Co., Inc.                          421,313
        10,575   Pfizer, Inc.                               486,450
         2,900   Pharmacia Corp.                            176,900
                                                      --------------
                                                          2,615,574
                                                      --------------
   INDUSTRIAL SERVICES (1.9%)
         2,200   Enron Corp.                                182,875
         3,200   Halliburton Co.                            116,000
         4,300   Transocean Sedco Forex, Inc.               197,800
                                                      --------------

                                                            496,675
                                                      --------------
   PRODUCER MANUFACTURING (4.7%)
         2,000   Boeing Co.                                 132,000
           600   Emerson Electric Co.                        47,288
        15,000   General Electric Co.                       719,062
         6,000   Tyco International, Ltd.                   333,000
                                                      --------------
                                                          1,231,350
                                                      --------------
   RETAIL TRADE (4.6%)
         6,500   Home Depot, Inc.                           296,969
         3,500   Kohl's Corp. (3)                           213,500
         5,500   Kroger Co.                                 148,844
        10,400   Target Corp.                               335,400
         4,500   Walgreen Co.                               188,156
                                                      --------------
                                                          1,182,869
                                                      --------------

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---------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------

   TECHNOLOGY SERVICES (5.7%)
           500   Adobe Systems, Inc.                         29,094
         4,600   America Online, Inc. (3)                   160,080
         1,300   BEA Systems, Inc. (3)                       87,506
         7,300   Ceridian Corp. (3)                         145,544
         2,000   Computer Sciences Corp. (3)                120,250
         1,000   Inktomi Corp. (3)                           17,875
         8,300   Microsoft Corp. (3)                        360,012
         9,300   Oracle Corp. (3)                           270,281
         1,300   Sapient Corp. (3)                           15,519
         1,300   Siebel Systems, Inc. (3)                    87,913
         1,000   VeriSign, Inc. (3)                          74,188
         1,300   VERITAS Software Corp. (3)                 113,750
                                                      --------------
                                                          1,482,012
                                                      --------------
Total common stocks
(cost: $13,544,244)                                      14,514,638
                                                      --------------

BONDS (37.5%) (2)

   U.S. TREASURY (1.9%)
                 U.S. Treasury Strip, zero coupon:
       500,000    6.10% effective yield, 11/15/09           310,649
       500,000    6.12% effective yield, 2/15/19            179,954
                                                      --------------
                                                            490,603
                                                      --------------
   ASSET-BACKED SECURITIES (8.8%)
                 Advanta Mortgage Loan Trust:
        25,000    1995-3 A5, 7.37%, 2/25/27                  24,951
        50,000    1996-1 A7, 7.07%, 3/25/27                  50,565
       300,000    1999-3 A4, 7.75%, 10/25/26                312,495
                 Conseco Home Equity Loan:
       150,000    1999-F A3, 6.97%, 10/15/30                151,938
       300,000    2000-D A4, 8.17%, 12/15/25                316,320
                 Conseco Mfg. Housing,
       150,000    2000-1 A5, 8.06%, 5/1/31                  158,908
       400,000    2000-4 A5, 7.97%, 5/1/32                  424,577
        74,999   ContiMortgage Home Equity Loan Tr.,
                  1996-1 A7, 7.00%, 3/15/27                  75,501
                 EQCC Home Equity Loan Trust:
        25,000    1996-1 A5, 6.93%, 3/15/27                  25,072
       250,000    1996-4 A8, 7.41%, 1/15/28                 256,817
       100,000    1998-2 A5F, 6.64%, 7/15/29                 95,941
                 Green Tree Financial Corp.:
        20,000    1995-5, 7.25%, 9/15/26                     20,578
        24,997    1997-4, 7.03%, 2/15/29                     25,498
                 Money Store Home Equity Mtg.:
       300,000    6.725%, 6/15/24                           291,636
        50,000    7.265%, 7/15/38                            51,120
                                                      --------------
                                                          2,281,917
                                                      --------------

---------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------

   COLLATERALIZED MORTGAGE OBLIGATIONS (6.5%)
       187,003   GE Capital Mortgage Services Corp.
                  Series 1997-6 A8, 7.50%, 7/25/27          187,774
                 PNC Mortgage Securities Corp.:
        54,480    Series 1998-6 4A, 6.75%, 8/25/13           54,652
       453,089    Series 1998-14 1A, 6.25%, 1/25/29         448,250
       100,000   Norwest Asset Securities Corp.
                  Series 1998-19 2A12, 6.75%, 7/25/28        97,420
                 Vendee Mortgage Trust:
       200,000    Series 2000-3 2B, 7.75%, 4/15/08          205,293
       625,000    Series 1997-1 2E, 7.50%, 3/15/24          641,298
        50,000    Series 1997-2 E, 7.50%, 5/15/24            51,282
                                                      --------------
                                                          1,685,969
                                                      --------------
   CORPORATE BONDS (14.6%)
       125,000   Allstate Finance, 7.83%, 12/1/45           114,401
                 American Airlines:
        25,000    1999-1 A2, 7.024%, 10/15/09                25,579
        25,000    1999-1 B, 7.324%, 10/15/09                 25,306
       288,862   Atlas Air, 1999-1 A1, 7.20%, 1/2/19        282,380
       150,000   Banc One Capital, 8.75%, 9/1/30            147,586
                 Burlington North Santa Fe:
        47,380    7.57%, 1/2/21                              48,513
       200,000    7.91%, 1/15/20                            209,335
                 Comdisco, Inc.:
       100,000    5.95%, 4/30/02                             82,000
       150,000    9.50%, 8/15/03                            117,000
       100,000   Conagra, Inc., 6.70%, 8/1/27                99,601
                 Continental Airlines:
        46,037    1997-1A, 7.461%, 4/1/15                    46,759
        74,474    1999-1B, 6.795%, 8/2/18                    71,635
        48,597    1999-1A, 6.545%, 2/2/19                    47,146
       200,000   First Empire Capital, 8.234%, 2/1/27       184,987
       100,000   First Hawaiian Cap., 8.343%, 7/1/27         91,699
                 First Industrial LP:
        50,000    7.15%, 5/15/27                             50,054
       200,000   Louisiana Pacific Corp., 8.875%, 8/15/10   188,028
        50,000   May Department Stores, 9.875%, 6/15/21      52,914
       400,000   Pentair, Inc., 7.85%, 10/15/09             381,279
       350,000   Pitney Bowes, Inc., 8.625%, 2/15/08        383,396
       150,000   Security Capital Group, 7.75%, 11/15/03    150,692
        50,000   Union Carbide Corp., 8.75%, 8/1/22          53,321
       194,510   Union Tank Car Co., 6.57%, 1/2/14          194,337
       250,000   U.S. Airways Series 2000-2G, 8.02%,
                  2/15/19                                   260,945
       100,000   United Health Care, Inc., 7.50%, 11/15/05  103,455
       350,000   Whirlpool Corp., 9.00%, 3/1/03             365,204
                                                      --------------
                                                          3,777,552
                                                      --------------

         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 36.

SIT BALANCED FUND
---------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

---------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------

   FEDERAL AGENCY (0.2%)
       200,000   Resolution Funding Corp., zero coupon,
                  6.75% Effective Yield, 10/15/19            64,852
                                                      --------------


   FEDERAL HOME LOAN MORTGAGE CORPORATION (0.4%)
        34,854   9.00%, 7/1/16                               36,090
        20,285   9.00%, 7/1/16                               21,005
         6,208   9.25%, 6/1/02                                6,234
        30,197   10.00%, 10/1/18                             32,285
                                                      --------------
                                                             95,614
                                                      --------------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.8%)
         9,814   9.00%, 11/1/06                              10,025
        52,390   9.25%, 1/1/17                               54,638
        55,457   9.75%, 1/1/13                               57,884
        12,777   10.00%, 1/1/20                              14,014
        59,814   10.25%, 6/1/13                              63,328
                                                      --------------
                                                            199,889
                                                      --------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.3%)
        16,582   9.00%, 6/15/11                              17,438
        70,005   9.00%, 6/15/09                              73,556
       157,636   9.00%, 11/15/16                            165,296
         4,107   9.25%, 9/15/01                               4,114
        14,805   9.50%, 1/15/04                              15,389
        36,818   9.50%, 11/15/04                             38,271
        21,516   9.50%, 7/20/05                              22,527
        25,710   9.50%, 12/15/09                             27,477
        16,007   9.50%, 5/20/16                              17,108
        65,022   9.50%, 3/15/18                              69,715
        52,144   9.50%, 9/20/18                              55,646
        15,181   9.50%, 2/20/19                              16,194
        75,533   9.50%, 3/20/19                              80,573
       395,155   9.50%, 3/20/19                             411,702
        30,992   9.75%, 10/15/05                             32,988
        33,170   10.00%, 3/20/16                             35,526
        15,905   10.25%, 1/15/04                             16,887
         9,176   11.25%, 10/15/11                            10,008
                 Municipal (GNMA collateralized):
        12,000    Bernalillo Multifamily. Ser. 1998A,
                   7.50%, 9/20/20                            12,323
                                                      --------------
                                                          1,122,738
                                                      --------------

Total bonds
(cost: $9,550,888)                                        9,719,134
                                                      --------------

---------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------

CLOSED-END MUTUAL FUNDS (1.5%) (2)
         6,009   American Select Portfolio                   70,606
           403   American Strategic, Inc. Portfolio           4,719
        15,470   American Strategic, Inc. Portfolio II      182,739
        10,609   American Strategic, Inc. Portfolio III     122,667
                                                      --------------

    Total closed-end mutual funds                           380,731
                                                      --------------
    (cost: $368,185)

SHORT-TERM SECURITIES (12.8%) (2)
     3,311,000   Sit Money Market Fund, 6.34% (4)         3,311,000
                                                      --------------

    (cost: $3,311,000)

Total investments in securities
    (cost: $26,774,317) (5)                             $27,925,503
                                                      ==============

         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 36.

10
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                                                                              11

[PHOTO]  SIT LARGE CAP GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   Performance of the Sit Large Cap Growth Fund reflected the stock market decline during the second half of 2000. The Fund's six month return was -17.2%, comparing favorably to the -25.6% return for its style benchmark, the Russell 1000 Growth Index. The S&P 500 Index return for the period was -8.7%.
   Concerns over decelerating corporate profits weighed on equity markets during the second half of the year as the nation's economy slowed from the remarkable pace witnessed in 1999 and early 2000. This has prompted analysts to reduce earnings forecasts as many prominent companies "pre-announced" disappointing results, particularly in the fourth quarter. As difficult as this period has been, however, there is reason for optimism in the months ahead. Importantly, the Federal Reserve has begun cutting interest rates. Historically, this action has provided a positive backdrop for the equity market and particularly for growth stocks. In addition, the correction in the market has resulted in significantly more attractive valuations, most notably in the technology sector, which has materially underperformed the market in recent months. Given the long-term investment opportunities in technology, the Fund continues to hold significant weightings in electronic technology and technology services.
   The most significant sector weighting increases over the past six months included producer manufacturing, health technology, retail trade and finance through purchases of Boeing, Emerson Electric, 3M, Baxter International, Eli Lilly, Kroger, Allstate, and Charles Schwab. Sector weighting decreases occurred in electronic technology, communications (former utilities) and consumer services through reduction or elimination of positions in Agilent Technologies, Applied Materials, Lexmark International, QUALCOMM, Sprint, WorldCom, Time Warner and Walt Disney. As of December 31st, the Fund was 97% invested in equities.
   Given the strong earnings outlook and attractive valuations for companies held in the Fund, we remain enthusiastic about the Fund's prospects in the year ahead.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its total assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                 Net Asset Value 12/31/00:    $48.14 Per Share
                                  6/30/00:    $63.66 Per Share

                         Total Net Assets:   $149.31 Million

              Weighted Average Market Cap:   $116.7 Billion

                           TOTAL DIVIDEND:     $5.03 PER SHARE
                   Long-Term Capital Gain:     $5.03 Per Share


                        PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    22.9
                            Health Technology    18.0
                                      Finance    11.4
                          Technology Services     9.2
                       Producer Manufacturing     9.2
                                 Retail Trade     7.6
                          Industrial Services     3.5
                              Energy Minerals     3.1
                       Sectors 3.0% and Under    11.9
                      Cash & Other Net Assets     3.2

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                             RUSSELL
                     LARGE CAP          S&P              1000
                    GROWTH FUND      500 INDEX       GROWTH INDEX
                    -----------      ---------       ------------

3 Month**             -15.51%          -7.83%          -21.34%
1 Year                -13.84           -9.11           -22.43
5 Years                19.45           18.33            18.15
10 Year***             16.81           17.46            17.33
Inception***           15.89           17.37            16.76
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                             RUSSELL
                     LARGE CAP          S&P              1000
                    GROWTH FUND      500 INDEX       GROWTH INDEX
                    -----------      ---------       ------------

1 Year                -13.84%          -9.11%          -22.43%
5 Year                143.20          131.96           130.21
10 Year***            372.98          399.74           394.50
Inception***         1396.22         1786.77          1613.95
  (9/2/82)


*AS OF 12/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/00 would have grown to $149,622 in the Fund or $188,677 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  General Electric Co.
                         *  Cisco Systems, Inc.
                         *  Pfizer, Inc.
                         *  Amgen, Inc.
                         *  EMC Corp.
                         *  Merck & Co., Inc.
                         *  UnitedHealth Group, Inc.
                         *  Medtronic, Inc.
                         *  Microsoft Corp.
                         *  American International Group, Inc.

                          Total Number of Holdings: 80

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                  MARKET VALUE ($)(1)
--------------------------------------------------------------------------

COMMON STOCKS (96.8%) (2)

     COMMUNICATIONS (3.0%)
              91,500   Global Crossing, Ltd. (3)               $1,309,594
              29,000   Nextel Communications, Inc. (3)            717,750
              69,500   Vodafone Group, A.D.R.                   2,488,969
                                                           ---------------
                                                                4,516,313
                                                           ---------------
     CONSUMER DURABLES (0.8%)
              31,200   Harley-Davidson, Inc.                    1,240,200
                                                           ---------------

     CONSUMER NON-DURABLES (2.9%)
               9,000   Coca Cola Co.                              548,438
              31,200   Colgate-Palmolive Co.                    2,013,960
              34,500   PepsiCo, Inc.                            1,709,906
                                                           ---------------
                                                                4,272,304
                                                           ---------------
     CONSUMER SERVICES (2.8%)
              53,000   AT&T Corp. -  Liberty Media Group (3)      718,813
               8,400   Clear Channel Communications, Inc. (3)     406,875
              60,000   General Motors Corp. - Class H           1,380,000
              34,177   Viacom, Inc. (3)                         1,597,775
                                                           ---------------
                                                                4,103,463
                                                           ---------------
     ELECTRONIC TECHNOLOGY (22.9%)
              78,000   ADC Telecommunications, Inc. (3)         1,413,750
              13,000   Brocade Comm. Systems, Inc. (3)          1,193,562
               8,000   Ciena Corp. (3)                            650,000
             159,300   Cisco Systems, Inc. (3)                  6,093,225
              19,500   Corning, Inc.                            1,029,844
              66,600   EMC Corp. (3)                            4,428,900
              31,600   Flextronics Intern., Ltd. (3)              900,600
             101,800   Intel Corp.                              3,060,362
              34,500   JDS Uniphase Corp. (3)                   1,438,219
               7,000   Juniper Networks, Inc. (3)                 882,438
              22,000   Linear Technology Corp.                  1,017,500
               9,500   Network Appliance, Inc. (3)                609,781
              65,500   Nokia Corp., A.D.R.                      2,849,250
              46,100   Nortel Networks Corp.                    1,478,081
               6,500   PMC-Sierra, Inc. (3)                       511,062
              14,500   SDL, Inc. (3)                            2,148,719
              73,000   Sun Microsystems, Inc. (3)               2,034,875
              13,400   Tellabs, Inc. (3)                          757,100
               4,700   Texas Instruments, Inc.                    222,663
              33,000   Xilinx, Inc. (3)                         1,522,125
                                                           ---------------
                                                               34,242,056
                                                           ---------------

--------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                  MARKET VALUE ($)(1)
--------------------------------------------------------------------------

     ENERGY MINERALS (3.1%)
              32,500   Anadarko Petroleum Corp.                 2,310,100
              42,500   EOG Resources, Inc.                      2,324,219
                                                           ---------------
                                                                4,634,319
                                                           ---------------
     FINANCE (11.4%)
              30,900   Allstate Corp.                           1,346,081
              33,062   American International Group, Inc.       3,258,673
              18,650   Chase Manhattan Corp.                      847,409
              34,000   Citigroup, Inc.                          1,736,125
              19,500   Marsh & McLennan Cos., Inc.              2,281,500
              21,000   Morgan Stanley Dean Witter & Co.         1,664,250
               4,500   Northern Trust Corp.                       367,031
              23,500   Charles Schwab Corp.                       666,813
              37,300   Wells Fargo Co.                          2,077,144
              30,800   XL Capital, Ltd.                         2,691,150
                                                           ---------------
                                                               16,936,176
                                                           ---------------
     HEALTH SERVICES (2.4%)
              59,000   UnitedHealth Group, Inc.                 3,621,125
                                                           ---------------

     HEALTH TECHNOLOGY (18.0%)
              20,500   American Home Products Corp.             1,302,775
              71,000   Amgen, Inc. (3)                          4,539,562
               3,500   Applera Corp. (Applied Biosystems)         329,219
              15,000   Baxter International, Inc.               1,324,687
              16,000   Eli Lilly and Co.                        1,489,000
              12,000   Genentech, Inc. (3)                        978,000
               4,500   Human Genome Sciences, Inc.                311,906
              28,500   MedImmune, Inc. (3)                      1,359,094
              59,200   Medtronic, Inc.                          3,574,200
              39,900   Merck & Co., Inc.                        3,735,637
             128,925   Pfizer, Inc.                             5,930,550
              33,000   Pharmacia Corp.                          2,013,000
                                                           ---------------
                                                               26,887,630
                                                           ---------------
     INDUSTRIAL SERVICES (3.5%)
              22,000   Enron Corp.                              1,828,750
              38,500   Halliburton Co.                          1,395,625
              42,000   Transocean Sedco Forex, Inc.             1,932,000
                                                           ---------------
                                                                5,156,375
                                                           ---------------
     PRODUCER MANUFACTURING (9.2%)
              18,000   Boeing Co.                               1,188,000
               6,500   Emerson Electric Co.                       512,281
             186,300   General Electric Co.                     8,930,756
               4,000   MN Mining and Manufacturing Co.            482,000
              48,200   Tyco International, Ltd.                 2,675,100
                                                           ---------------
                                                               13,788,137
                                                           ---------------

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--------------------------------------------------------------------------
QUANTITY/PAR($)        NAME OF ISSUER                   MARKET VALUE($)(1)
--------------------------------------------------------------------------

     RETAIL TRADE (7.6%)
              56,550   Home Depot, Inc.                         2,583,628
              36,500   Kohl's Corp. (3)                         2,226,500
              31,000   Kroger Co.                                 838,938
              90,400   Target Corp.                             2,915,400
              67,600   Walgreen Co.                             2,826,525
                                                           ---------------
                                                               11,390,991
                                                           ---------------
     TECHNOLOGY SERVICES (9.2%)
               5,000   Adobe Systems, Inc.                        290,938
              43,000   America Online, Inc. (3)                 1,496,400
              12,000   Bea Systems, Inc. (3)                      807,750
              69,900   Ceridian Corp. (3)                       1,393,631
              23,300   Computer Sciences Corp. (3)              1,400,912
              10,000   Inktomi Corp. (3)                          178,750
              76,000   Microsoft Corp. (3)                      3,296,500
              90,000   Oracle Corp. (3)                         2,615,625
               8,500   Siebel Systems, Inc. (3)                   574,813
               8,100   VeriSign, Inc. (3)                         600,919
              12,400   VERITAS Software Corp. (3)               1,085,000
                                                           ---------------
                                                               13,741,238
                                                           ---------------

Total common stocks                                           144,530,327
                                                           ---------------
        (cost: $110,902,502)

SHORT-TERM SECURITIES (2.3%) (2)
           1,501,000   BP Amoco Capital, 6.50%, 1/2/01          1,500,187
           1,909,000   Sit Money Market Fund, 6.34% (4)         1,909,000
                                                           ---------------
        (cost: $3,409,187)                                      3,409,187
                                                           ---------------

Total investments in securities
        (cost: $114,311,689) (5)                             $147,939,514
                                                           ===============

         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 36.

[PHOTO]  SIT MID CAP GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
         ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Mid Cap Growth Fund's six-month return was -16.0%, compared to +7.8% for the S&P 400 Mid Cap Index. The Fund turned in strong performance on a relative basis compared to growth indices, as the Russell Mid Cap Growth Index fell -21.3% for the period.
   The second half of 2000 proved quite challenging for equity investors, with corporate earnings worries proliferating as the nation's economy began to slow. The technology sector has been hit particularly hard in recent months as both unprecedented valuation levels and high earnings expectations proved to be unsustainable. The correction in stocks, however, has led to much more compelling valuations in the sector and, for many companies, consensus expectations for future earnings have been reduced to more realistically reflect moderating economic activity. We remain committed to technology investing, and we strongly believe that the secular growth trends in diverse areas such as telecommunications, software, and E-commerce offer significant opportunities for long-term investors.
   We believe the improving outlook for interest rates will be a key element supporting higher stock prices in the months ahead, although the "tug of war" with lower corporate profits is likely to persist. Given our forecast for only modest overall profit growth in 2001, we foresee an improving outlook for growth stocks in the year ahead. We believe companies in the Fund are well positioned to grow earnings in the context of our "soft landing" economic forecast in 2001.
   The electronic technology sector showed, by far, the largest weighting decrease over the past six months. Although much of the reduction was due to stock price declines, there were some sales within the sector including Comverse Technology, Lexmark International, QUALCOMM and Teradyne. Sector weighting increases occurred in health technology, finance, energy minerals, and health services through the purchases of ALZA, Genzyme, Human Genome Sciences, Capital One Financial, Hartford Financial Services, Lehman Brothers, Calpine and Wellpoint Health Networks. As of December 31st, the Fund was 97% invested in equities.
   Given the ongoing innovation and rapid change occurring within our economy, we believe there are many investment opportunities for dynamic companies within the small and medium capitalization universe. We continue to remain enthusiastic about the growth prospects for companies held in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its total assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                  Net Asset Value 12/31/00:    $16.03 Per Share
                                   6/30/00:    $23.57 Per Share

                          Total Net Assets:   $473.57 Million

               Weighted Average Market Cap:    $13.7 Billion

                            TOTAL DIVIDEND:     $4.07 PER SHARE
                    Long-Term Capital Gain:     $4.07 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology   23.3
                          Technology Services   17.6
                            Health Technology   17.6
                                      Finance   12.0
                          Industrial Services    5.3
                              Energy Minerals    5.3
                              Health Services    4.7
                                 Retail Trade    4.6
                       Sectors 2.5% and under    6.6
                    Cash and Other Net Assets    3.0

------------------------------------------------------------------------ [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT             S&P             RUSSELL
                     MID CAP          MIDCAP           MID CAP
                   GROWTH FUND       400 INDEX      GROWTH INDEX
                   -----------       ---------      ------------

3 Month**            -23.00%           -3.85%          -23.25%
1 Year                -4.35            17.50           -11.75
5 Year                20.13            20.42            17.77
10 Year               19.32            19.86            18.10
Inception             19.25            18.69             --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                       SIT              S&P            RUSSELL
                     MID CAP          MIDCAP           MID CAP
                   GROWTH FUND       400 INDEX      GROWTH INDEX
                   -----------       ---------      ------------

1 Year                -4.35%           17.50%         -11.75%
5 Year               150.13           153.19          126.55
10 Year              484.89           511.86          427.76
Inception           2427.19          2218.30            --
  (9/2/82)


*AS OF 12/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/00 would have grown to $252,719 in the Fund, or $231,830 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Applied Micro Circuits Corp.
                         *  Ace, Ltd.
                         *  JDS Uniphase Corp.
                         *  Check Point Software Tech., Ltd.
                         *  ALZA Corp.
                         *  Kohl's Corp.
                         *  Oxford Health Plans, Inc.
                         *  Elan Corp., A.D.R.
                         *  Fiserv, Inc.
                         *  Biogen, Inc.

                          Total Number of Holdings: 72

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                MARKET VALUE ($)(1)
------------------------------------------------------------------

COMMON STOCKS (96.3%) (2)
   CONSUMER DURABLES (2.3%)
        141,000  Electronic Arts, Inc. (3)             $6,010,125
        122,500  Harley-Davidson, Inc.                  4,869,375
                                                      ------------
                                                       10,879,500
                                                      ------------
   COMMERCIAL SERVICES (0.6%)
         62,000  International Game Technology (3)      2,976,000
                                                      ------------

   COMMUNICATIONS (2.0%)
        225,500  TyCom, Ltd. (3)                        5,045,563
        253,700  XO Communications, Inc. (3)            4,519,031
                                                      ------------
                                                        9,564,594
                                                      ------------
   CONSUMER SERVICES (1.7%)
        107,872  Clear Channel Communications (3)       5,225,050
        116,700  EchoStar Communications Corp. (3)      2,654,925
                                                      ------------
                                                        7,879,975
                                                      ------------
   ELECTRONIC TECHNOLOGY (22.6%)
        366,000  ADC Telecommunications, Inc. (3)       6,633,750
        228,200  ASM Lithography Hldg., A.D.R. (3)      5,148,763
        129,000  American Tower Corp. (3)               4,885,875
        158,500  Analog Devices, Inc. (3)               8,113,219
        297,600  Applied Micro Circuits Corp. (3)      22,333,950
         97,200  Brocade Communications Sys., Inc. (3)  8,924,175
        432,800  JDS Uniphase Corp. (3)                18,042,350
        270,600  Jabil Circuit, Inc. (3)                6,866,475
         80,000  McDATA Corp. (3)                       4,380,000
         69,700  Network Appliance, Inc. (3)            4,473,869
         17,600  PMC-Sierra, Inc. (3)                   1,383,800
         79,125  Symbol Technologies, Inc.              2,848,500
        102,800  Vitesse Semiconductor Corp. (3)        5,686,125
        155,100  Xilinx, Inc. (3)                       7,153,988
                                                      ------------
                                                      106,874,839
                                                      ------------
   ENERGY MINERALS (5.3%)
        189,500  Calpine Corp. (3)                      8,539,344
        132,000  Devon Energy Corp.                     8,048,040
        154,000  EOG Resources, Inc.                    8,421,875
                                                      ------------
                                                       25,009,259
                                                      ------------
   FINANCE (12.0%)
        461,900  Ace, Ltd.                             19,601,881
         82,000  American General Corp.                 6,683,000
         69,000  Capital One Financial Corp.            4,541,062
         71,500  Hartford Financial Services Group, Inc.5,049,687
        105,400  Legg Mason, Inc.                       5,744,300
         65,500  Lehman Brothers Holdings, Inc.         4,429,438
         95,200  Stilwell Financial, Inc.               3,754,450
        156,100  TCF Financial Corp.                    6,956,206
                                                      ------------
                                                       56,760,024
                                                      ------------

------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                MARKET VALUE ($)(1)
------------------------------------------------------------------

   HEALTH SERVICES (4.7%)
        278,500  Oxford Health Plans, Inc. (3)         11,000,750
        128,000  Tenet Healthcare Corp. (3)             5,688,000
         47,500  Wellpoint Health Networks, Inc. (3)    5,474,375
                                                      ------------
                                                       22,163,125
                                                      ------------
   HEALTH TECHNOLOGY (17.6%)
         70,600  Applera Corp. (Applied Biosystems)     6,640,812
         34,500  Allergan, Inc.                         3,340,031
        293,000  ALZA Corp. (3)                        12,452,500
        150,900  Biogen, Inc. (3)                       9,063,431
        225,800  Elan Corp., A.D.R. (3)                10,570,262
         47,400  Genzyme Corp. (3)                      4,263,037
         57,400  Human Genome Sciences, Inc. (3)        3,978,538
         33,400  IDEC Pharmaceuticals Corp. (3)         6,331,388
        192,400  Immunex Corp. (3)                      7,816,250
        167,700  MedImmune, Inc. (3)                    7,997,194
         52,000  Millennium Pharmaceuticals, Inc. (3)   3,217,500
         32,300  Stryker Corp.                          1,634,057
         73,400  Waters Corp. (3)                       6,128,900
                                                      ------------
                                                       83,433,900
                                                      ------------
   INDUSTRIAL SERVICES (5.3%)
        140,000  Dynegy, Inc.                           7,848,750
        130,100  Noble Drilling Corp. (3)               5,651,219
        100,800  Transocean Sedco Forex, Inc.           4,636,800
        151,800  Weatherford International, Inc. (3)    7,172,550
                                                      ------------
                                                       25,309,319
                                                      ------------

   RETAIL TRADE (4.6%)
        162,200  Bed Bath & Beyond, Inc. (3)            3,629,225
         47,000  CVS Corp.                              2,817,062
        190,000  Kohl's Corp. (3)                      11,590,000
         83,500  RadioShack Corp.                       3,574,844
                                                      ------------
                                                       21,611,131
                                                      ------------
   TECHNOLOGY SERVICES (17.6%)
         21,500  Ariba, Inc. (3)                        1,152,937
         83,200  BEA Systems, Inc. (3)                  5,600,400
        307,100  Ceridian Corp. (3)                     6,122,806
         99,200  Check Point Software Tech., Ltd. (3)  13,249,400
         65,900  Computer Sciences Corp. (3)            3,962,237
        362,700  Dendrite International, Inc. (3)       8,115,412
        211,075  Fiserv, Inc. (3)                      10,012,870
         85,500  I2 Technologies, Inc. (3)              4,649,063
        119,900  Inktomi Corp. (3)                      2,143,213

------------------------------------------------------------------------ [LOGO]

------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                 MARKET VALUE($)(1)
------------------------------------------------------------------

         43,700  Mercury Interactive Corp. (3)          3,943,925
         55,000  Micromuse, Inc. (3)                    3,319,766
        103,000  Sapient Corp. (3)                      1,229,563
        113,200  Siebel Systems, Inc. (3)               7,655,150
         53,100  VeriSign, Inc. (3)                     3,939,356
         96,100  VERITAS Software Corp. (3)             8,408,750
                                                      ------------
                                                       83,504,848
                                                      ------------

Total common stocks                                   455,966,514
                                                      ------------
   (cost:  $313,518,821)

CONVERTIBLE BOND (0.7%) (2)
      3,250,000  Juniper Networks, 4.75%, 3/15/07       3,375,938
                                                      ------------

   (cost:  $3,250,594)

SHORT-TERM SECURITIES (3.6%) (2)
     16,863,000  Sit Money Market Fund, 6.34% (4)      16,863,000
      4,313,000  BP Amoco Capital, 6.50%, 1/2/01        4,310,664
        583,000  Household Finance, 6.50%, 1/3/01         582,579
        358,000  Walt Disney Co., 6.50%, 1/3/01           357,741
                                                      ------------
                                                       22,113,984
                                                      ------------
   (cost:  $22,113,984)


Total investments in securities
   (cost:  $338,883,399) (5)                          $481,456,436
                                                      ============

         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 36.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND REVIEW
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         EUGENE C. SIT, CFA AND ROGER J. SIT

   The Sit International Growth Fund declined -18.5% for the six months ended December 31, 2000 compared with the MSCI EAFE Index return of -10.5% and the Lipper International Fund Index return of -11.1%. The Fund's underperformance can be attributed to the continued sell-off in the technology hardware and communication equipment sectors, as well as diversified financials in Japan. The underperformance was also affected by the non-index weight in Canada. The insurance sector provided positive returns, as the pricing environment for rates improved.
   The December quarter performance was particularly hard hit with increasing anxieties of a global slowing. The high cost of oil throughout much of the year played into inflation concerns and an increasing risk of an economic slowdown in the U.S. that could jeopardize fragile recoveries in Europe and Asia. The continued strength of the U.S. dollar added to inflation worries in Europe and Asia. These concerns renewed selling pressure in the technology and telecommunication areas as growth expectations were revised lower and debt levels were questioned. The debate over the "old economy verses the new economy" also contributed to the market correction.
   We believe the recent move by the Federal Reserve Bank to lower interest rates is a major turning point in heading off a global recession. We expect the U.S. will continue to implement an easing monetary policy, and interest rate cuts in Europe and Asia will follow. We are particularly pleased to see a rebound in the euro, which had been decimated for much of 2000. The euro has appreciated over 16% against the dollar since late November. We believe European equities will outperform U.S. markets as tax and pension reforms and corporate restructuring initiatives take hold, and Euroland increases capital spending to close the technology gap with the U.S. We believe the overall market valuations are attractive and that a number of high quality stocks, which have been unfairly beaten down, create good buying opportunities. However, whether in Europe or Asia, we believe it's a "stock pickers" market with opportunities across several sectors.
   We expect to maintain the Fund's European weight in the low 60% area and continue to underweight Japan. We intend to retain our preferences in those companies that have long-term growth opportunities. We prefer companies in the technology, telecommunications equipment, wireless service, healthcare, and financial services sectors.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its total assets in common stocks of growth companies domiciled outside the United States.
     In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                   Net Asset Value 12/31/00:    $18.73 Per Share
                                    6/30/00:    $23.58 Per Share

                           Total Net Assets:   $145.59 Million

                Weighted Average Market Cap:    $58.5 Billion
                             TOTAL DIVIDEND:     $0.52 PER SHARE
                     Long-Term Capital Gain:     $0.52 Per Share


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                 SIT INT'L       Morgan Stanley
                                GROWTH FUND        EAFE Index

                Europe Other       31.3               29.6
         France, Germany, UK       28.2               41.8
                       Japan       15.2               22.7
               Pacific Basin        7.1               5.9
               North America        3.8               0.0
          Africa/Middle East        3.3               0.0
               Latin America        0.8               0.0
   Cash and Other Net Assets       10.3               0.0

------------------------------------------------------------------------ [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT           MORGAN STANLEY       LIPPER
                   INTERNATIONAL       CAPITAL INT'L        INT'L
                    GROWTH FUND         EAFE INDEX          INDEX
                    -----------         ----------          -----

3 Month**             -12.02%             -2.68%            -4.02%
1 Year                -26.66             -14.17            -14.72
3 Year                  9.57               9.35              9.81
5 Year                  8.75               7.13             10.20
Inception              10.78               7.70             10.15
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                        SIT           MORGAN STANLEY       LIPPER
                   INTERNATIONAL       CAPITAL INT'L        INT'L
                    GROWTH FUND         EAFE INDEX          INDEX
                    -----------         ----------          -----

1 Year                -26.66%            -14.17%           -14.72%
3 Year                 31.54              30.77             32.41
5 Year                 52.08              41.14             62.52
Inception             155.90              97.46            142.78
  (11/1/91)


*AS OF 12/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/00 would have grown to $25,590 in the Fund, or $19,746 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                      Finance   20.3
                        Electronic Technology   16.4
                               Communications   14.9
                            Health Technology   12.1
                          Technology Services    9.1
                         Sectors less than 4%   16.9
                    Cash and Other Net Assets   10.3

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

                                TOP 10 HOLDINGS

                          *  Nokia Corp., A.D.R.
                          *  Vodafone Group, p.l.c.
                          *  AXA
                          *  Takeda Chemical Industries
                          *  NTT DoCoMo, Inc.
                          *  Banca Fideuram
                          *  Elan Corp., p.l.c., A.D.R.
                          *  Misys, p.l.c.
                          *  Seven Eleven Japan
                          *  UBS AG

                          Total Number of Holdings: 80

---------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                    MARKET VALUE ($)(1)
---------------------------------------------------------------------

COMMON STOCKS (89.7%)(2)
   AFRICA/ MIDDLE EAST (3.3%)
    ISRAEL (3.3%)
        22,000  Amdocs, Ltd. (Tech. Services) (3)         $1,457,500
        11,600  Check Point Software Technologies, Ltd.,
                 A.D.R. (Technology Services) (3)          1,549,325
        16,800  Comverse Technology, Inc. (Electronic
                 Technology) (3)                           1,824,900
                                                         ------------
                                                           4,831,725
                                                         ------------
   ASIA (22.3%)
    HONG KONG (3.4%)
        98,000  Cheung Kong Hldgs., Ltd. (Industrial
                 Services)                                 1,253,284
       188,000  China Mobile (Hong Kong)
                    (Communications) (3)                   1,026,781
       259,000  Citic Pacific, Ltd. (Industrial Services)    918,132
       118,000  HSBC Holdings, p.l.c. (Finance)            1,747,328
                                                         ------------
                                                           4,945,525
                                                         ------------
    JAPAN (15.2%)
        28,900  AFLAC, Inc., A.D.R. (Finance)              2,086,219
        26,000  Kao Corp. (Consumber Non-Durables)           755,867
           263  NTT Data Corp. (Tech. Services)            1,750,262
           223  NTT DoCoMo, Inc. (Communications)          3,846,847
           123  Nippon Telephone (Communications)            886,418
        53,000  Seven Eleven Japan (Retail Trade)          3,016,637
        25,800  Sony Corp. (Consumer Durables)             2,213,660
        65,000  Takeda Chemical Industries
                 (Health Technology)                       3,847,635
       206,000  The Nikko Securities Co., Ltd. (Finance)   1,596,409
        74,000  The Nomura Securities Co., Ltd.
                 (Finance)                                 1,331,611
        17,000  Yamanouchi Pharmaceutical Co., Ltd.
                 (Health Technology)                         735,376
                                                         ------------
                                                          22,066,941
                                                         ------------

---------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                    MARKET VALUE ($)(1)
---------------------------------------------------------------------

    SINGAPORE (2.3%)
        73,846  DBS Group Holdings, Ltd. (Finance)           834,692
       393,000  Natsteel Electronics, Ltd. (Electronic
                 Technology)                               1,779,122
       109,000  Venture Mfg., Ltd. (Electronic Tech.)        729,169
                                                         ------------
                                                           3,342,983
                                                         ------------
    TAIWAN (1.0%)
       223,860  Hon Hai Precision Industry (Electronic
                 Technology) (3)                           1,136,826
        16,532  Taiwan Semiconductor Mfg. Co.,
                 A.D.R. (Electronic Technology) (3)          285,177
                                                         ------------
                                                           1,422,003
                                                         ------------
    THAILAND (0.4%)
        63,400  Advanced Info Services (Communications)      613,831
                                                         ------------

   EUROPE (59.5%)
    BELGIUM (0.8%)
        16,500  Interbrew (Consumer Non-Durables)  (3)       575,023
        17,600  UCB, S.A. (Health Technology)                652,354
                                                         ------------
                                                           1,227,377
                                                         ------------
    FINLAND (4.0%)
       133,300  Nokia Corp., A.D.R. (Electronic Tech.)     5,798,550
                                                         ------------

    FRANCE (11.6%)
        27,770  AXA (Finance)                              4,015,040
        13,850  Alcatel (Communications)                     786,681
        11,390  Aventis S.A. (Health Technology)             999,836
        13,600  Business Objects (Tech. Services) (3)        801,848
        18,628  Carrefour, S.A. (Retail Trade)             1,169,999
        14,430  France Telecom, S.A. (Communications)      1,245,694
        13,120  Groupe Danone (Cons. Non-Durables)         1,978,211
        20,050  L'oreal Co. (Consumer Non-Durables)        1,718,614
        43,800  STMicroelectronics, A.D.R. (Electronic
                 Technology)                               1,875,188
        12,840  Sanofi-Synthelabo S.A. (Health Tech.)        855,888
        21,500  Vivendi Universal (Consumer Services)      1,414,978
                                                         ------------
                                                          16,861,977
                                                         ------------
    GERMANY (3.8%)
         3,397  Allianz, A.G. (Finance)                    1,277,933
        12,950  Epcos, A.G. (Electronic Technology) (3)    1,130,696
         3,900  Muenchener Rueckver (Finance)              1,391,366
         3,750  SAP Preferred (Technology Services)          530,916
         9,600  Siemens AG (Technology Services)           1,273,072
                                                         ------------
                                                           5,603,983
                                                         ------------
    IRELAND (2.3%)
        71,900  Elan Corp., p.l.c., A.D.R. (Health
                 Technology) (3)                           3,365,819
                                                         ------------

------------------------------------------------------------------------ [LOGO]

---------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                    MARKET VALUE ($)(1)
---------------------------------------------------------------------

    ITALY (5.6%)
        20,500  Assicurazioni Generali (Finance)             814,118
       271,150  Banca Fideuram (Finance)                   3,742,142
       159,200  Telecom Italia (Communications)            1,760,685
       234,000  Telecom Italia Mobile Spa
                   (Communications)                        1,867,360
                                                         ------------
                                                           8,184,305
                                                         ------------
    NETHERLANDS (7.8%)
        81,900  ASM Lithography Holding, A.D.R.
                 (Electronic Technology) (3)               1,847,869
        32,379  Aegon N.V., A.D.R. (Finance)               1,341,711
       177,840  CMG, p.l.c. (Technology Services)          2,479,415
        30,120  ING Groep N.V. (Finance)                   2,405,890
        25,200  Royal Dutch Petroleum, A.D.R.
                 (Energy Minerals)                         1,526,175
        21,500  Schlumberger, Ltd. (Industrial
                 Services)                                 1,718,656
                                                         ------------
                                                          11,319,716
                                                         ------------
    SPAIN (2.6%)
        66,553  Banca Bilbao Vizcaya Argentaria, S.A.
                 (Finance) (3)                               990,353
       167,110  Telefonica, S.A. (Communications)          2,761,267
                                                         ------------
                                                           3,751,620
                                                         ------------
    SWEDEN (1.8%)
       137,300  L.M. Ericsson Telephone Co., A.D.R.
                 (Electronic Technology)                   1,536,044
        60,800  Securitas 'B ' (Commercial Svcs.)          1,127,653
                                                         ------------
                                                           2,663,697
                                                         ------------
    SWITZERLAND (6.4%)
         1,362  Novartis, A.G. (Health Technology)         2,407,979
           166  Roche Holdings, A.G. (Health Tech.)        1,691,243
           340  Syngenta, A.G. (CHF) (Process
                  Industries) (3)                             18,254
           649  Syngenta, A.G. (SEK) (Process
                  Industries) (3)                             34,804
        17,400  UBS, A.G. (Finance)                        2,840,049
         3,910  Zurich Financial Services, A.G. (Finance)  2,357,340
                                                         ------------
                                                           9,349,669
                                                         ------------

---------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                    MARKET VALUE ($)(1)
---------------------------------------------------------------------

    UNITED KINGDOM (12.8%)
        29,534  AstraZeneca Group, p.l.c. (Health
                 Technology)                               1,471,139
        46,100  BP Amoco, A.D.R. (Energy Minerals)         2,207,038
        30,800  Bookham Technology, p.l.c. (Electronic
                 Technology) (3)                             404,250
        50,375  Dimension Data Holdings, p.l.c.
                 (Technology Services) (3)                   340,131
        27,084  GlaxoSmithkline, p.l.c., A.D.R. (Health
                  Technology) (3)                          1,516,726
        72,126  Lloyds TSB Group, p.l.c. (Finance)           762,812
       316,535  Misys, p.l.c. (Technology Services)        3,120,744
        59,825  Pearson, p.l.c. (Consumer Services)        1,420,918
        82,670  Reuters Group (Consumer Services)          1,399,169
     1,278,175  Vodafone Group, p.l.c. (Communications)    4,687,424
        38,000  Vodafone Group, A.D.R. (Communications)    1,360,875
                                                         ------------
                                                          18,691,226
                                                         ------------
   LATIN AMERICA (0.8%)
    MEXICO (0.8%)
        17,900  Telefonos de Mexico S.A., A.D.R.
                 (Communications)                            807,738
       151,000  Wal-Mart de Mexico (Retail
                 Trade)                                      300,475
                                                         ------------
                                                           1,108,213
                                                         ------------
   NORTH AMERICA (3.8%)
    CANADA (3.8%)
        27,500  JDS Uniphase Corp. (Electronic
                 Technology)                               1,146,406
        59,300  Nortel Networks Corp. (Electronic
                 Technology)                               1,901,306
        31,300  PMC-Sierra, Inc., A.D.R. (Electronic
                 Technology) (3)                           2,460,963
                                                         ------------
                                                           5,508,675
                                                         ------------

Total common stocks                                      130,657,835
                                                         ------------
   (cost:  $106,114,422)

SHORT TERM SECURITIES (10.1%) (2)
     1,956,000  BP Amoco Capital, 6.50%, 1/2/01            1,954,941
    12,734,000  Sit Money Market Fund, 6.32% (4)          12,734,000
                                                         ------------
                                                          14,688,941
                                                         ------------

   (cost:  $14,688,941)

Total investments in securities
   (cost:  $120,803,363) (5)                            $145,346,776
                                                        =============

         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 36.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned -13.6% over the last six months and +6.3% for the calendar year. This compares to a six-month return of -5.9% and an annual return of -3.0% for the Russell 2000 Index. The Fund fared particularly well relative to the Russell 2000 Growth Index, which fell -23.4% and -22.4%, respectively.
   Small stocks turned in their second consecutive year of outperforming larger issues, although absolute returns were negative for the year. Growth stocks underperformed value issues, perhaps not surprising given their unprecedented outperformance in 1999. The Fund's strong relative performance compared to the benchmark Russell 2000 Growth Index was largely attributable to stock selection in the electronic technology, technology services, and finance sectors.
   Despite the market correction taking place during the second half of 2000, we are quite optimistic about market outlook in the months ahead. Clearly, the year 2000 was both very interesting and challenging for investors. The "irrational exuberance" in the technology sector largely came to an end as the decelerating U.S. economy prompted earnings warnings from some prominent companies in recent months. Although there will certainly be more "earnings worries" in the short term, we remain positive on the outlook for the overall market, including the technology sector. Valuations have become much more attractive-- particularly for technology stocks -- and lower interest rates appear to be on the horizon. The Federal Reserve has begun reducing interest rates, cutting the federal funds rate target by 50 basis points on January 3rd. Over the past 50 years, there have been twelve instances when the Fed has cut rates to stimulate growth in the economy. The average twelve-month gain in the S&P 500 Index following such initial moves has been +22.3%. We expect small company growth stocks to perform particularly well in the projected economic environment, due to compelling relative valuations and earnings growth potential.
   In terms of portfolio structure, the most significant sector weighting increases occurred in finance, health technology, and health services, while the weightings decreased in the electronic technology and communications sectors. As of December 31, 2000, the Fund was 90% invested in equity securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
     The Advisor invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Advisor believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 12/31/00:    $35.16 Per Share
                                     6/30/00:    $41.35 Per Share

                            Total Net Assets:   $264.33 Million
                 Weighted Average Market Cap:     $4.7 Billion

                              TOTAL DIVIDEND:     $0.58
                      Long-Term Capital Gain:     $0.58


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                      Finance    19.7
                        Electronic Technology    19.2
                            Health Technology    17.0
                          Technology Services    11.5
                              Health Services     6.0
                          Industrial Services     4.6
                           Process Industries     4.1
                       Sectors 2.3% and Under     8.1
                      Cash & Other Net Assets     9.8

------------------------------------------------------------------------ [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                    SIT                                RUSSELL
                 SMALL CAP        RUSSELL 2000          2000
                GROWTH FUND           INDEX         GROWTH INDEX
                -----------           -----         ------------

3 Month**         -19.70%            -6.91%           -20.20%
1 Year              6.25             -3.02            -22.44
3 Year             31.24              4.65              3.96
5 Year             22.84             10.31              7.14
Inception          27.05             12.84             11.30
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                    SIT                                RUSSELL
                 SMALL CAP        RUSSELL 2000          2000
                GROWTH FUND           INDEX         GROWTH INDEX
                -----------           -----         ------------

1 Year              6.25%            -3.02%           -22.44%
3 Year            126.04             14.61             12.37
5 Year            179.70             63.36             41.20
Inception         374.85            119.50            100.79
  (7/1/94)


*AS OF 12/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/00 would have grown to $47,485 in the Fund, or $21,950 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Millipore Corp.
                         *  Biosite Dianostics, Inc.
                         *  Arthur J. Gallagher & Co.
                         *  Applied Micro Circuits Corp.
                         *  Partnerre, Ltd.
                         *  Ambac Financial Group, Inc.
                         *  BISYS Group, Inc.
                         *  Federated Investors, Inc.
                         *  Legg Mason, Inc.
                         *  RSA Security, Inc.

                          Total Number of Holdings: 68

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------
QUANTITY           NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------

COMMON STOCKS (90.2%) (2)
    COMMUNICATIONS (1.0%)
          146,600  Pinnacle Holdings, Inc. (3)                 $1,328,563
           45,000  Rural Cellular Corp. (3)                     1,333,125
                                                            --------------
                                                                2,661,688
                                                            --------------
    CONSUMER SERVICES (2.3%)
          115,100  DeVry, Inc. (3)                              4,345,025
           61,300  Emmis Communications Corp. (3)               1,758,544
                                                            --------------
                                                                6,103,569
                                                            --------------
    ELECTRONIC TECHNOLOGY (19.2%)
          100,000  Applied Micro Circuits Corp. (3)             7,504,687
          101,500  Artesyn Technologies, Inc. (3)               1,611,312
           75,900  Asyst Technologies, Inc. (3)                 1,019,906
           70,200  Corvis Corp. (3)                             1,671,637
          165,500  Elantec Semiconductor, Inc. (3)              4,592,625
          107,300  Exfo Electro-Optical Engineering, Inc. (3)   2,803,212
           37,900  Extreme Networks, Inc. (3)                   1,482,837
          173,400  Flextronics International, Ltd. (3)          4,941,900
           78,000  JDS Uniphase Corp. (3)                       3,251,625
           21,000  Juniper Networks, Inc. (3)                   2,647,313
           46,000  Litton Industries, Inc. (3)                  3,619,625
          202,300  Merix Corp. (3)                              2,705,763
           44,200  Newport Corp.                                3,474,534
           55,000  PMC-Sierra, Inc. (3)                         4,324,375
           34,500  SDL, Inc. (3)                                5,112,469
                                                            --------------
                                                               50,763,820
                                                            --------------
    ENERGY MINERALS (2.2%)
          119,500  Newfield Exploration Co. (3)                 5,668,781
                                                            --------------

    FINANCE (19.7%)
          112,650  Ambac Financial Group, Inc.                  6,568,903
          134,500  Arthur J. Gallagher & Co.                    8,557,562
           67,600  Everest Re Group, Ltd.                       4,841,850
          208,750  Federated Investors, Inc.                    6,079,844
          109,500  Legg Mason, Inc.                             5,967,750
           64,500  Mercury General Corp.                        2,829,938
          101,625  New York Community Bancorp, Inc.             3,734,719
          114,700  Partnerre, Ltd.                              6,996,700
          130,250  Waddell & Reed Financial, Inc. - Class A     4,900,656
           45,000  Waddell & Reed Financial, Inc. - Class B     1,687,500
                                                            --------------
                                                               52,165,422
                                                            --------------
    HEALTH SERVICES (6.0%)
          143,900  Oxford Health Plans, Inc. (3)                5,684,050
          109,200  Stericycle, Inc. (3)                         4,163,250
           59,400  Trigon Healthcare, Inc. (3)                  4,622,063
           11,700  Universal Health Services, Inc.              1,307,475
                                                            --------------
                                                               15,776,838
                                                            --------------

--------------------------------------------------------------------------
QUANTITY           NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------

    HEALTH TECHNOLOGY (17.0%)
           33,500  Alexion Pharmaceuticals, Inc. (3)            2,175,406
          236,650  Biosite Diagnostics, Inc. (3)                9,569,534
           66,700  Caliper Technologies Corp. (3)               3,134,900
           20,500  Corixa Corp. (3)                               571,437
           71,600  Cell Therapeutics, Inc. (3)                  3,226,475
           20,000  IDEC Pharmaceuticals Corp. (3)               3,791,250
           38,200  ImClone Systems, Inc. (3)                    1,680,800
          166,100  Large Scale Biology Corp. (3)                1,577,950
           29,500  Maxygen, Inc. (3)                              722,750
           49,000  PerkinElmer, Inc.                            5,145,000
           44,800  Protein Design Labs, Inc. (3)                3,892,000
           54,000  QLT, Inc. (3)                                1,512,000
           16,500  Sepracor, Inc. (3)                           1,322,063
          141,200  Sangamo BioSciences, Inc. (3)                2,753,400
           77,800  Techne Corp. (3)                             2,805,663
           57,400  Ventana Medical Systems, Inc. (3)            1,061,900
                                                            --------------
                                                               44,942,528
                                                            --------------
    INDUSTRIAL SERVICES (4.6%)
          118,500  Helmerich & Payne, Inc.                      5,199,187
          111,700  National - Oilwell, Inc. (3)                 4,321,394
          110,100  Pride International, Inc. (3)                2,711,213
                                                            --------------
                                                               12,231,794
                                                            --------------
    PROCESS INDUSTRIES (4.1%)
          171,900  Millipore Corp.                             10,829,700
                                                            --------------

    PRODUCER MANUFACTURING (1.2%)
          113,500  Capstone Turbine Corp. (3)                   3,178,000
                                                            --------------

    RETAIL TRADE (0.6%)
           54,700  Cost Plus, Inc. (3)                          1,606,812
                                                            --------------

    TECHNOLOGY SERVICES (11.5%)
          117,900  BISYS Group, Inc. (3)                        6,145,537
           54,400  Business Objects S.A., A.D.R. (3)            3,080,400
          215,550  Dendrite International, Inc. (3)             4,822,931
           66,300  Digital Island, Inc. (3)                       269,344
           25,900  Great Plains Software, Inc. (3)              1,218,919
           81,600  Inktomi Corp. (3)                            1,458,600
           37,000  Mercury Interactive Corp. (3)                3,339,250
           64,000  Portal Software, Inc. (3)                      502,000
          107,500  RSA Security, Inc. (3)                       5,684,063
          133,500  Sapient Corp. (3)                            1,593,656
           59,000  SmartForce Public Ltd., A.D.R. (3)           2,216,188
                                                            --------------
                                                               30,330,888
                                                            --------------
    TRANSPORTATION (0.8%)
           66,200  C.H. Robinson Worldwide, Inc.                2,081,162
                                                            --------------


Total common stocks
       (cost: $206,528,394)                                   238,341,002
                                                            --------------

------------------------------------------------------------------------ [LOGO]

--------------------------------------------------------------------------
QUANTITY/PAR($)    NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------

SHORT-TERM SECURITIES (12.3%) (2)
       30,536,000  Sit Money Market Fund, 6.34% (4)            30,536,000
          728,000  BP Amoco Capital, 6.50%, 1/2/01                727,606
        1,370,000  Household Finance Corp., 6.50%, 1/3/01       1,369,011
                                                            --------------

       (cost: $32,362,617)                                     32,632,617
                                                            --------------

Total investments in securities
       (cost: $239,161,011) (5)                              $270,973,619
                                                            ==============

         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 36.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned -27.9% over the last six months and -6.6% for the 2000 calendar year. The S&P 500 Index return was -8.7% and -9.1% over the past six month and twelve month periods, respectively. The six-month return for the style benchmark Pacific Stock Exchange (PSE) Technology 100 Index was -26.1%, while the 2000 calendar year return was -16.2%. The Fund recently turned three years old and, based on its long-term performance, the Sit Science and Technology Growth Fund received an initial Morningstar(1) top rating of five stars among the 4,164 funds in the domestic equity fund category for the three-year period ended 12/31/00.
   After an unusually strong period of investment returns for the technology sectors, the second half of 2000 represented a more challenging period for investors. Although the correction in the sector was significant for many individual stocks, it must be put in context with the well-above-average returns generated prior to 2000. Importantly, we believe that many of the speculative excesses that peaked in March have now been largely corrected, setting up a more favorable environment in the year ahead.
   As investors have been more cautious on the technology sector in recent months, quite the opposite set of circumstances exists today in comparison to this time last year. First, valuations have become much more attractive given the pullback in the sector, and earnings growth continues to outpace the broader market. Second, broad earnings forecasts have been reduced to more realistically reflect the moderation in the U.S. economy. Importantly, our thesis on the long-term potential of investing in the science and technology sectors has not changed, despite the change in investor psychology that has occurred. Innovations in such diverse areas as communications, software, biotechnology, and E-commerce continue. Global competition and the opportunities in E-commerce provide long-term support for continued investment by corporations in information technology as an essential tool to increase productivity.
   Changes in sector weightings over the past six months included increases in the health technology and technology services and reductions in electronic technology and communications. As of December 31, 2000, the Fund was 96% invested in equity securities.
   We continue to believe that numerous positive secular trends support the fundamentals for companies involved in science and technology, and we remain optimistic about the Fund's outlook.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

                  Net Asset Value 12/31/00:   $23.33 Per Share
                                   6/30/00:   $33.38 Per Share

                          Total Net Assets:   $40.95 Million
               Weighted Average Market Cap:   $56.7 Billion

                            TOTAL DIVIDEND:    $0.86
                    Long-Term Capital Gain:    $0.86


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology   40.0
                            Health Technology   26.5
                          Technology Services   25.3
                       Producer Manufacturing    1.9
                       Sectors 1.0% and Under    1.8
                      Cash & Other Net Assets    4.5

------------------------------------------------------------------------ [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

3 Month**            -30.86%           -21.60%          -7.83%
1 Year                -6.55            -16.22           -9.11
3 Years               33.95             40.95           12.24
Inception             33.95             40.95           12.24
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

1 Year                -6.55%           -16.22%          -9.11%
3 Years              140.53            180.30           41.46
Inception            140.53            180.30           41.46
  (12/31/97)


*AS OF 12/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance through 12/31/00. These ratings are subject to change monthly and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4, 35% receive 3, and 22.5% receive 2. In the domestic equity category, Sit Science and Technology Growth Fund received a 5-star rating for the 3-year period out of 4,164 funds.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/00 would have grown to $24,053 in the Fund, $14,146 in the S&P 500 Index, or $28,030 in the PSETech 100 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                       *  Applied Micro Circuits Corp.
                       *  Check Point Software Technology
                       *  IDEC Pharmaceuticals Corp.
                       *  Protein Design Labs
                       *  Cisco Systems, Inc.
                       *  SDL, Inc.
                       *  Nokia Corp., A.D.R.
                       *  EMC Corp.
                       *  Amgen, Inc.
                       *  Corning, Inc.

                          Total Number of Holdings: 58

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

---------------------------------------------------------------
QUANTITY       NAME OF ISSUER                MARKET VALUE($)(1)
---------------------------------------------------------------

COMMON STOCKS (95.5%) (2)
   COMMUNICATIONS (0.9%)
       15,000  Nextel Communications, Inc. (3)        $371,250
                                                 --------------

   ELECTRONIC TECHNOLOGY (40.0%)
       43,500  ADC Telecommunications, Inc. (3)        788,437
       11,000  Analog Devices, Inc. (3)                563,062
       28,000  Applied Micro Circuits Corp. (3)      2,101,312
        3,200  Avici Systems, Inc. (3)                  78,800
        5,500  Brocade Communications Systems,
               Inc. (3)                                504,969
        9,500  Ciena Corp. (3)                         771,875
       37,500  Cisco Systems, Inc. (3)               1,434,375
        5,000  Comverse Technology, Inc. (3)           543,125
       18,600  Corning, Inc.                           982,312
       15,700  EMC Corp. (3)                         1,044,050
       30,000  Intel Corp.                             901,875
       17,000  JDS Uniphase Corp. (3)                  708,688
       30,000  Jabil Circuit, Inc. (3)                 761,250
        3,000  Juniper Networks, Inc. (3)              378,188
        5,000  Network Appliance, Inc. (3)             320,938
       25,500  Nokia Corp., A.D.R.                   1,109,250
       16,500  Nortel Networks Corp.                   529,031
        7,500  ONI Systems Corp. (3)                   296,719
       10,500  PMC-Sierra, Inc. (3)                    825,563
        8,000  SDL, Inc. (3)                         1,185,500
       10,000  Vitesse Semiconductor Corp. (3)         553,125
                                                 --------------
                                                    16,382,444
                                                 --------------

   HEALTH SERVICES (0.9%)
       13,000  IMS Health, Inc.                        351,000
                                                 --------------

   HEALTH TECHNOLOGY (26.5%)
       15,500  Amgen, Inc. (3)                         991,031
        5,000  Applera Corp. (Applied Biosystems)      470,312
       12,000  Biogen, Inc. (3)                        720,750
        7,000  Eli Lilly and Co.                       651,438
        5,000  Genzyme Corp. (3)                       449,687
        5,000  Human Genome Sciences, Inc. (3)         346,562
        8,000  IDEC Pharmaceuticals Corp. (3)        1,516,500
        9,000  ImClone Systems, Inc. (3)               396,000
       12,000  Immunex Corp. (3)                       487,500
       14,000  Large Scale Biology Corp. (3)           133,000
        6,000  MedImmune, Inc. (3)                     286,125
        9,000  Medtronic, Inc.                         543,375
       10,000  Millennium Pharmaceuticals, Inc. (3)    618,750
       17,000  Protein Design Labs (3)               1,476,875
       20,150  Pfizer, Inc.                            926,900
       22,500  Sangamo BioSciences, Inc. (3)           438,750
       11,500  Techne Corp. (3)                        414,719
                                                 --------------
                                                    10,868,274
                                                 --------------

---------------------------------------------------------------
QUANTITY       NAME OF ISSUER                MARKET VALUE($)(1)
---------------------------------------------------------------

   PRODUCER MANUFACTURING (1.9%)
       28,000  Capstone Turbine Corp. (3)              784,000
                                                 --------------

   TECHNOLOGY SERVICES (25.3%)
        7,000  Amdocs, Ltd. (3)                        463,750
       12,500  America Online, Inc. (3)                435,000
       14,000  BEA Systems, Inc. (3)                   942,375
       12,000  Check Point Software Technology (3)   1,602,750
       35,000  Dendrite International, Inc. (3)        783,125
       17,000  Exodus Communications, Inc. (3)         340,000
       16,000  I2 Technologies, Inc. (3)               870,000
       13,500  Inktomi Corp. (3)                       241,312
        5,000  Mercury Interactive Corp. (3)           451,250
        8,000  Micromuse, Inc. (3)                     482,875
       20,000  Microsoft Corp. (3)                     867,500
       21,000  Oracle Corp. (3)                        610,313
        9,000  RSA Security, Inc. (3)                  475,875
       16,000  Sapient Corp. (3)                       191,000
        6,000  Siebel Systems, Inc. (3)                405,750
       11,000  TIBCO Software, Inc. (3)                527,313
        7,500  VERITAS Software Corp. (3)              656,250
                                                 --------------
                                                    10,346,438
                                                 --------------

Total common stocks                                 39,103,406
                                                 --------------
   (cost:  $33,656,904)

SHORT-TERM SECURITIES (7.0%) (2)
    2,873,400  Sit Money Market Fund, 6.34% (4)      2,873,400
                                                 --------------
   (cost:  $2,873,400)

Total investments in securities
   (cost:  $36,530,304) (5)                        $41,976,806
                                                 ==============

        See accompanying notes to portfolios of investments on page 36.

30
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                  This page has been left blank intentionally.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Developing Markets Growth Fund declined -26.3% for the half-year ended December 31, 2000, versus a -25.1% fall in the MSCI Emerging Markets Free Index and a -23.6% drop in the Lipper Emerging Markets Index. During the past six months, the Fund's performance was hurt by its exposure to technology stocks and its underweight position in the commodities sector. This was partially offset by the Fund's holdings in the telecom and consumer goods sectors. In the quarter ended December 31, 2000, the Fund lost -16.4%, compared to -13.5% for the MSCI Emerging Markets Free Index and -12.8% for the Lipper Emerging Markets Index.
   The Fund had a 43.0% weighting in Asia as of December 31 verses 43.0% for the MSCI Emerging Markets Free Index. During the quarter, we added to our holdings in Taiwan, where we believe the sharp sell-off of the past few months has more than discounted the risks in that market. In addition, we sold out of under-performing names in Southeast Asia and added a new position in BEC World, a leading television broadcaster in Thailand. We have also reduced our weighting in South Korea in response to the worsening economic fundamentals there. Overall, we are more optimistic towards the earnings prospects in North Asia, particularly among companies well positioned to benefit from China's entry into the WTO later this year.
   Our weighting in Latin America was 20.7% as of December 31 verses 27.3% for the Index. Although the increased evidence of a slowdown in the US economy and the threat of weaker commodity prices have led us to maintain an underweight position in this region, we continue to seek attractive investment opportunities here and recently added Global Cabo, a Brazilian cable television operator.
   The Fund's weighting in Emerging Europe, Middle East, and Africa is currently 19.7%, compared with 29.7% for the Index. Mirroring trends elsewhere, the Israeli technology sector has recently under-performed in the wake of earnings disappointments. We believe the often indiscriminate selling in this sector during the past several months has created a number of buying opportunities for world-class companies with excellent long-term business models.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Advisor begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 12/31/00:   $ 9.90 Per Share
                                     6/30/00:   $13.43 Per Share

                            Total Net Assets:   $12.04 Million

                 Weighted Average Market Cap:   $47.0  Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                            Sit Developing          MSCI Emerging
                          Markets Growth Fund    Markets Free Index

                       Asia       43.0                  43.0
              Latin America       20.7                  27.3
         Africa/Middle East       10.2                  16.2
                     Europe        9.5                  13.5
  Cash and Other Net Assets       16.6                   0.0

------------------------------------------------------------------------ [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT              MSCI           LIPPER
                   DEVELOPING         EMERGING        EMERGING
                    MARKETS            MARKETS         MARKETS
                   GROWTH FUND       FREE INDEX         INDEX
                   -----------       ----------       --------

3 Month**            -16.39%           -13.53%         -12.80%
1 Year               -30.18            -31.80          -30.90
3 Year                -1.47             -6.81           -5.13
5 Year                 1.24             -6.15           -2.97
Inception             -0.04             -5.40           -3.01
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                       SIT              MSCI           LIPPER
                   DEVELOPING         EMERGING        EMERGING
                    MARKETS            MARKETS         MARKETS
                   GROWTH FUND       FREE INDEX         INDEX
                   -----------       ----------       --------

1 Year               -30.18%           -31.80%         -30.90%
3 Year                -4.35            -19.07          -14.62
5 Year                 6.34            -27.18          -14.00
Inception             -0.27            -30.34          -18.06
  (7/1/94)


*AS OF 12/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/00 would have grown to $9,973 in the Fund, or $6,966 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR

                                   [BAR CHART]

                               Communications   21.4
                        Electronic Technology   19.6
                                 Retail Trade   11.6
                          Technology Services    8.8
                                      Finance    8.1
                            Consumer Services    7.0
                       Sectors less than 4.0%    6.9
                      Cash & Other Net Assets   16.6

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

                              10 LARGEST HOLDINGS

                        *  Telefonos de Mexico, A.D.R.
                        *  Hon Hai Precision Industry
                        *  Wal-Mart de Mexico
                        *  Dimension Data Holdings, Ltd.
                        *  India Fund
                        *  Telefonica, A.D.R.
                        *  Comverse Technology, Inc.
                        *  Datacraft Asia, Ltd.
                        *  Advanced Info Services
                        *  China Mobile (Hong Kong) Limited

                          Total Number of Holdings: 56

--------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                      MARKET VALUE($)(1)
--------------------------------------------------------------------------

COMMON STOCKS (80.2%)(2)
    AFRICA/ MIDDLE EAST (10.2%)
      ISRAEL (9.2%)
            3,200   Amdocs, Ltd. (Technology Services) (3)       $212,000
            1,800   Check Point Software Technologies, Ltd.
                     (Technology Services) (3)                    240,413
            3,400   Comverse Technology, Inc. (Electronic
                     Technology) (3)                              369,325
            6,800   Nice Systems, Ltd., A.D.R. (Electronic
                     Technology ) (3)                             136,425
            6,800   RADVision, Ltd. (Technology Services) (3)      83,725
            4,200   RADWARE, Ltd. (Electronic Technology) (3)      70,875
                                                              ------------
                                                                1,112,763
                                                              ------------
      SOUTH AFRICA (1.0%)
           51,455   Old Mutual p.l.c. (Finance) (3)               127,593
                                                              ------------

    ASIA (39.8%)
      CHINA (0.4%)
            2,900   PetroChina Co., Ltd., A.D.R. (Energy
                     Minerals) (3)                                 48,031
                                                              ------------

      HONG KONG (9.9%)
           13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)       166,252
        1,280,000   China Hong Kong Photo Products Hldgs.,
                     Ltd. (Retail Trade)                          124,719
           56,000   China Mobile (Hong Kong), Ltd.
                     (Communications) (3)                         305,850
           58,000   Citic Pacific, Ltd. (Industrial Services)     205,605
          642,500   Henderson China Holdings, Ltd. (Finance)      271,830
           68,000   Li & Fung, Ltd. (Retail Trade) (3)            123,796
                                                              ------------
                                                                1,198,052
                                                              ------------
      INDIA (0.6%)
            7,000   Silverline Technologies, Ltd., A.D.R.
                     (Technology Services) (3)                     70,438
                                                              ------------

--------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                      MARKET VALUE($)(1)
--------------------------------------------------------------------------

      INDONESIA (0.9%)
          189,000   PT Ramayana Lestari (Retail Trade)            102,558
                                                              ------------

      MALAYSIA (0.9%)
           24,000   Commerce Asset-Holding Berhad (Finance)        51,473
           15,000   Malayan Banking Berhad (Finance)               53,289
                                                              ------------
                                                                  104,762
                                                              ------------
      PHILIPPINES (0.6%)
        2,343,000   Digital Telecom Philippines
                       (Communications) (3)                        21,556
          424,000   SM Prime Holdings, Inc. (Retail Trade)         49,184
                                                              ------------
                                                                   70,740
                                                              ------------
      SINGAPORE (7.1%)
           72,800   Datacraft Asia, Ltd. (Electronic Tech.)       343,616
           11,097   DBS Group Holdings, Ltd. (Finance)            125,431
           51,000   Natsteel Electronics, Ltd. (Electronic
                     Technology)                                  230,878
           23,000   Venture Mfg., Ltd. (Electronic Tech.)         153,861
                                                              ------------
                                                                  853,786
                                                              ------------

      SOUTH KOREA (5.6%)
           12,900   Korea Electric Power, A.D.R. (Utilities)      132,225
            3,000   Korea Telecom Corp. (Communications)          158,893
            3,000   Korea Telecom Corp., A.D.R.
                        (Communications)                           93,000
            7,600   SK Telecom Co., A.D.R. (Communications)       179,075
              859   Samsung Electronics (Electronic
                     Technology)                                  107,290
                                                              ------------
                                                                  670,483
                                                              ------------
      TAIWAN (10.4%)
           41,784   Accton Technology Corp., G.D.R
                     (Electronic Technology) (3)                   81,479
           84,000   Accton Technology Corp.
                     (Electronic Technology) (3)                   80,999
          208,906   Chroma Ate, Inc. (Electronic Technology) (3)  148,398
           88,244   Hon Hai Precision Industry (Electronic
                     Technology) (3)                              448,129
          112,618   President Chain Store Corp. (Retail Trade)    296,166
           80,294   Taiwan Semiconductor Co. (Electronic
                     Technology) (3)                              192,957
                                                              ------------
                                                                1,248,128
                                                              ------------
      THAILAND (3.4%)
           32,800   Advanced Info Services (Communications)       317,565
           19,000   BEC World Public Co. (Consumer Services)       94,606
                                                              ------------
                                                                  412,171
                                                              ------------

    EUROPE (9.5%)
      GREECE (2.6%)
            5,906   Alpha Bank (Finance)                          200,525
            5,000   Hellenic Telecommunications Org. S.A.
                     (OTE) (Communications)                        36,250
           10,500   Panafon Telecom (Communications)               77,439
                                                              ------------
                                                                  314,214
                                                              ------------

------------------------------------------------------------------------ [LOGO]

--------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                      MARKET VALUE($)(1)
--------------------------------------------------------------------------

      SPAIN (3.2%)
            7,452   Telefonica, A.D.R. (Communications)           372,600
            1,200   Terra Networks, S.A., A.D.R.
                     (Technology Services) (3)                     12,675
                                                              ------------
                                                                  385,275
                                                              ------------
      UNITED KINGDOM (3.7%)
           65,506   Dimension Data Holdings, Ltd.
                     (Technology Services)                        442,295
                                                              ------------

    LATIN AMERICA (20.7%)
      BRAZIL (10.2%)
       19,200,000   Banco Bradesco S.A. (Finance)                 137,847
          736,532   Banco Bradesco S.A. Rights (Finance)            2,455
            3,000   Brasil Telecom, A.D.R. (Communications)       177,000
            9,100   Embratel Participacoes, A.D.R.
                     (Communications)                             142,756
            9,500   Globo Cabo, A.D.R. (Consumer Services) (3)    106,875
            6,900   Pao de Acucar, A.D.R. (Retail Trade)          251,850
            5,860   Petrobras (Energy Minerals)                   137,575
            5,300   Petrobras, A.D.R. (Energy Minerals)           133,825
            6,100   Tele Norte Leste Participacoes S.A.
                     (Communications)                             139,156
                                                              ------------
                                                                1,229,339
                                                              ------------
      MEXICO (10.5%)
            5,800   Grupo Televisa S.A., A.D.R. (Consumer
                       Services)                                  260,637
           12,400   Telefonos de Mexico, A.D.R.
                     (Communications)                             559,550
          223,700   Wal-Mart de Mexico (Retail Trade) (3)         445,141
                                                              ------------
                                                                1,265,328
                                                              ------------


Total common stocks                                             9,655,956
                                                              ------------
      (cost:  $8,829,670)

CLOSED-END MUTUAL FUND (3.2%) (2)
           31,600   India Fund (Consumer Services)                383,150
                                                              ------------
      (cost:  $564,571)

SHORT-TERM SECURITIES (16.4%) (2)
        1,981,000   Sit Money Market Fund, 6.32% (4)            1,981,000
                                                              ------------

      (cost:  $1,981,000)

Total investments in securities
      (cost:  $11,375,241) (5)                                $12,020,106
                                                              ============

        See accompanying notes to portfolios of investments on page 36.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At December 31, 2000, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                 LARGE CAP          MID CAP        INTERNATIONAL
                                                BALANCED           GROWTH           GROWTH             GROWTH
                                                  FUND              FUND             FUND               FUND
                                             -------------     -------------     -------------     -------------
Cost for federal income tax purposes         $  26,774,317     $ 114,311,689     $ 338,883,399     $ 120,803,363
                                             =============     =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation         $   2,747,333     $  46,297,339     $ 167,413,610     $  35,624,478
       Gross unrealized depreciation            (1,596,147)      (12,669,514)      (24,840,573)      (11,081,065)
                                             -------------     -------------     -------------     -------------

Net unrealized appreciation                  $   1,151,186     $  33,627,825     $ 142,573,037     $  24,543,413
                                             =============     =============     =============     =============

                                                                 SCIENCE AND       DEVELOPING
                                               SMALL CAP         TECHNOLOGY          MARKETS
                                                GROWTH             GROWTH            GROWTH
                                                 FUND               FUND              FUND
                                             -------------     -------------     -------------

Cost for federal income tax purposes         $ 239,161,011     $  36,530,304     $  11,375,241
                                             =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation         $  69,545,526     $  12,967,027     $   2,064,961
       Gross unrealized depreciation           (37,732,918)       (7,520,525)       (1,420,096)
                                             -------------     -------------     -------------

Net unrealized appreciation                  $  31,812,608     $   5,446,502     $     644,865
                                             =============     =============     =============

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                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                              LARGE CAP           MID CAP         INTERNATIONAL
                                           BALANCED            GROWTH             GROWTH              GROWTH
ASSETS                                       FUND               FUND               FUND                FUND
                                        ---------------    ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                     $    26,774,317    $   114,311,689    $   338,883,399    $   120,803,363
                                        ===============    ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail    $    27,925,503    $   147,939,514    $   481,456,436    $   145,346,776
Cash in bank on demand
    deposit                                      53,095            279,849                 --            608,418
Receivables:
    Dividends and accrued interest              154,628             77,620            267,449            134,947
    Fund shares sold                              5,700                577             18,019                 --
    Investment securities sold                  261,208          2,642,288         14,325,911                 --
    Other receivables                               984              7,395                 --              5,654
                                        ---------------    ---------------    ---------------    ---------------

        Total assets                         28,401,118        150,947,243        496,067,815        146,095,795
                                        ---------------    ---------------    ---------------    ---------------

LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                                  --                 --          2,409,387                 --
    Investment securities purchased           2,398,552          1,513,593         19,580,152            281,423
    Fund shares redeemed                         38,765                 --             11,972             46,931
    Accrued investment management
      and advisory services fee                  20,895            121,374            372,234            178,269
    Other payables                                6,813                306            125,286              1,610
                                        ---------------    ---------------    ---------------    ---------------

        Total liabilities                     2,465,025          1,635,273         22,499,031            508,233
                                        ---------------    ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                25,936,093        149,311,970        473,568,784        145,587,562
                                        ===============    ===============    ===============    ===============

Capital stock
    Par                                 $         0.001    $         0.001    $         0.001    $         0.001

    Authorized shares                    10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                        1,515,688          3,101,436         29,539,573          7,771,929
                                        ===============    ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock           $         17.11    $         48.14    $         16.03    $         18.73
                                        ===============    ===============    ===============    ===============

------------------------------------------------------------------------ [LOGO]

                                                             SCIENCE AND        DEVELOPING
                                           SMALL CAP         TECHNOLOGY           MARKETS
                                            GROWTH             GROWTH             GROWTH
ASSETS                                       FUND               FUND               FUND
                                        ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                     $   239,161,011    $    36,530,304    $    11,375,241
                                        ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail    $   270,973,619    $    41,976,806    $    12,020,106
Cash in bank on demand
    deposit                                          --                 --                 --
Receivables:
    Dividends and accrued interest              233,537              9,917             41,019
    Fund shares sold                            243,990              3,304              9,257
    Investment securities sold                1,333,532            780,767             68,750
    Other receivables                            21,599                 --              5,840
                                        ---------------    ---------------    ---------------

        Total assets                        272,806,277         42,770,794         12,144,972
                                        ---------------    ---------------    ---------------

LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                           1,999,714            247,509             78,483
    Investment securities purchased           6,054,489          1,421,366                 --
    Fund shares redeemed                        109,959             98,122                 --
    Accrued investment management
      and advisory services fee                 311,631             41,638             20,282
    Other payables                                   --             14,033              1,740
                                        ---------------    ---------------    ---------------

        Total liabilities                     8,475,793          1,822,668            100,505
                                        ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock               264,330,484         40,948,126         12,044,467
                                        ===============    ===============    ===============

Capital stock
    Par                                 $         0.001    $         0.001    $         0.001

    Authorized shares                    10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                        7,517,134          1,754,886          1,216,650
                                        ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock           $         35.16    $         23.33    $          9.90
                                        ===============    ===============    ===============

                      See accompanying notes to financial statements on page 45.

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                     LARGE CAP         MID CAP         INTERNATIONAL
                                                   BALANCED            GROWTH           GROWTH            GROWTH
                                                     FUND               FUND             FUND              FUND
                                                 -------------     -------------     -------------     -------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $      45,667     $     426,901     $     464,381     $     335,939
        Interest                                       425,183           160,971         1,162,917           481,807
                                                 -------------     -------------     -------------     -------------
              Total income                             470,850           587,872         1,627,298           817,746
                                                 -------------     -------------     -------------     -------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                       118,391           862,200         3,513,017         1,482,500
           Less fees and expenses absorbed
              by investment adviser                         --                --          (702,603)         (280,473)
                                                 -------------     -------------     -------------     -------------

           Total net expenses                          118,391           862,200         2,810,414         1,202,027
                                                 -------------     -------------     -------------     -------------

           Net investment income (loss)                352,459          (274,328)       (1,183,116)         (384,281)
                                                 -------------     -------------     -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2)               24,501         5,542,360        28,550,816        (2,302,479)
        Net change in unrealized appreciation
           (depreciation) on investments            (2,416,121)      (34,855,018)     (120,151,604)      (29,604,151)
        Realized gain (loss) on foreign
           currency transactions                            --                --                --            (9,912)
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                     --                --                --            (1,235)
                                                 -------------     -------------     -------------     -------------

           Net gain (loss) on investments           (2,391,620)      (29,312,658)      (91,600,788)      (31,917,777)
                                                 -------------     -------------     -------------     -------------

Net increase (decrease) in net assets
     resulting from operations                      (2,039,161)      (29,586,986)      (92,783,904)      (32,302,058)
                                                 =============     =============     =============     =============

-----------------

* Dividends are net of foreign withholding tax of $48,941 and $3,175 in the International Growth Fund and Developing Markets Growth Fund, respectively.

------------------------------------------------------------------------ [LOGO]

                                                                   SCIENCE AND       DEVELOPING
                                                   SMALL CAP        TECHNOLOGY        MARKETS
                                                    GROWTH            GROWTH           GROWTH
                                                     FUND              FUND             FUND
                                                 ------------     ------------     ------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $    273,524     $     14,582     $     76,154
        Interest                                    1,484,416           72,158           55,069
                                                 ------------     ------------     ------------
              Total income                          1,757,940           86,740          131,223
                                                 ------------     ------------     ------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                    1,935,314          369,692          137,537
           Less fees and expenses absorbed
              by investment adviser                        --          (61,616)              --
                                                 ------------     ------------     ------------

           Total net expenses                       1,935,314          308,076          137,537
                                                 ------------     ------------     ------------

           Net investment income (loss)              (177,374)        (221,336)          (6,314)
                                                 ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2)             545,273          782,195          208,717
        Net change in unrealized appreciation
           (depreciation) on investments          (48,594,200)     (16,349,525)      (4,298,197)
        Realized gain (loss) on foreign
           currency transactions                           --               --             (336)
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                    --               --             (361)
                                                 ------------     ------------     ------------

           Net gain (loss) on investments         (48,048,927)     (15,567,330)      (4,090,177)
                                                 ------------     ------------     ------------

Net increase (decrease) in net assets
     resulting from operations                    (48,226,301)     (15,788,666)      (4,096,491)
                                                 ============     ============     ============

-----------------

                      See accompanying notes to financial statements on page 45.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           BALANCED                         LARGE CAP
                                                                             FUND                          GROWTH FUND
                                                               ------------------------------    ------------------------------
                                                                SIX MONTHS                        SIX MONTHS
                                                                   ENDED                             ENDED
                                                                DECEMBER 31,      YEAR ENDED      DECEMBER 31,     YEAR ENDED
                                                                   2000            JUNE 30,          2000            JUNE 30,
                                                                (UNAUDITED)          2000         (UNAUDITED)          2000
                                                               -------------    -------------    -------------    -------------
OPERATIONS:
   Net investment income (loss)                                $     352,459    $     345,950    ($    274,328)   ($    473,600)
   Net realized gain (loss) on investments                            24,501          386,585        5,542,360       14,050,650
   Net change in unrealized appreciation
     (depreciation) on investments                                (2,416,121)       1,495,679      (34,855,018)      23,703,251
   Net realized gain (loss) on foreign currency transactions              --               --               --               --
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions                                        --               --               --               --
                                                               -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets resulting from
       operations                                                 (2,039,161)       2,228,214      (29,586,986)      37,280,301
                                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (485,000)        (283,000)              --               --
   Net realized gains on investments                                (475,000)        (542,000)     (14,000,000)      (8,800,000)
                                                               -------------    -------------    -------------    -------------
     Total distributions                                            (960,000)        (825,000)     (14,000,000)      (8,800,000)
                                                               -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      11,324,349        8,343,376       24,044,606       39,161,983
   Reinvested distributions                                          949,828          818,430       13,196,131        8,606,014
   Payments for shares redeemed                                   (2,642,438)      (3,373,868)     (16,742,053)     (44,105,722)
                                                               -------------    -------------    -------------    -------------
     Increase (decrease) in net assets from
       capital share transactions                                  9,631,739        5,787,938       20,498,684        3,662,275
                                                               -------------    -------------    -------------    -------------
       Total increase in net assets                                6,632,578        7,191,152      (23,088,302)      32,142,576
NET ASSETS
   Beginning of period                                            19,303,515       12,112,363      172,400,272      140,257,696
                                                               -------------    -------------    -------------    -------------
   End of period                                               $  25,936,093    $  19,303,515    $ 149,311,970    $ 172,400,272
                                                               =============    =============    =============    =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $  24,865,808    $  15,234,069    $ 112,127,496    $  91,628,812
   Undistributed (distributions in excess of) net
     investment income                                                (5,814)         126,727         (274,328)              --
   Accumulated net realized gain (loss) from
     security transactions and foreign
     currency transactions                                           (75,087)         375,412        3,830,977       12,288,617
   Unrealized appreciation (depreciation) on investments           1,151,186        3,567,307       33,627,825       68,482,843
   Unrealized appreciation (depreciation) on foreign
     currency transactions                                                --               --               --               --
                                                               -------------    -------------    -------------    -------------
                                                               $  25,936,093    $  19,303,515    $ 149,311,970    $ 172,400,272
                                                               =============    =============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                              597,051          448,452          427,969          661,412
   Reinvested distributions                                           52,197           45,564          250,163          152,481
   Redeemed                                                         (139,812)        (184,825)        (284,710)        (760,107)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease)                                              509,436          309,191          393,422           53,786
                                                               =============    =============    =============    =============

------------------------------------------------------------------------ [LOGO]

           MID CAP                        INTERNATIONAL                       SMALL CAP
         GROWTH FUND                       GROWTH FUND                       GROWTH FUND
------------------------------    ------------------------------    ------------------------------
  SIX MONTHS                       SIX MONTHS                        SIX MONTHS
    ENDED                             ENDED                             ENDED
 DECEMBER 31,     YEAR ENDED       DECEMBER 31,     YEAR ENDED       DECEMBER 31,      YEAR ENDED
    2000           JUNE 30,           2000            JUNE 30,          2000            JUNE 30,
 (UNAUDITED)         2000          (UNAUDITED)          2000         (UNAUDITED)          2000
-------------    -------------    -------------    -------------    -------------    -------------

($  1,183,116)   ($  2,814,744)   ($    384,281)   ($    540,086)   ($    177,374)   ($    852,295)
   28,550,816      130,733,235       (2,302,479)       8,621,857          545,273        8,186,994

 (120,151,604)     124,287,559      (29,604,151)      20,277,109      (48,594,200)      63,935,065
           --               --           (9,912)      (1,786,833)              --               --

           --               --           (1,235)           9,112               --               --
-------------    -------------    -------------    -------------    -------------    -------------

  (92,783,904)     252,206,050      (32,302,058)      26,581,159      (48,226,301)      71,269,764
-------------    -------------    -------------    -------------    -------------    -------------

           --               --               --       (1,100,000)              --               --
  (99,000,000)     (30,425,000)      (3,821,000)      (6,300,000)      (4,325,000)              --
-------------    -------------    -------------    -------------    -------------    -------------
  (99,000,000)     (30,425,000)      (3,821,000)      (7,400,000)      (4,325,000)               0
-------------    -------------    -------------    -------------    -------------    -------------

   44,188,897      161,654,024       78,321,486      125,192,358      180,845,672      109,971,768
   93,702,648       29,067,295        3,602,513        7,152,503        4,251,578               --
  (39,177,994)    (221,205,810)     (68,122,484)     (78,599,135)     (58,845,071)     (40,946,523)
-------------    -------------    -------------    -------------    -------------    -------------

   98,713,551      (30,484,491)      13,801,515       53,745,726      126,252,179       69,025,245
-------------    -------------    -------------    -------------    -------------    -------------
  (93,070,353)     191,296,559      (22,321,543)      72,926,885       73,700,878      140,295,009

  566,639,137      375,342,578      167,909,105       94,982,220      190,629,606       50,334,597
-------------    -------------    -------------    -------------    -------------    -------------
$ 473,568,784    $ 566,639,137    $ 145,587,562    $ 167,909,105    $ 264,330,484    $ 190,629,606
=============    =============    =============    =============    =============    =============

$ 313,499,179    $ 214,785,628    $ 126,419,573    $ 112,618,058    $ 232,669,192    $ 106,417,013

   (1,183,116)              --         (384,281)              --         (177,374)              --


   18,679,684       89,128,868       (4,992,395)       1,140,996           26,058        3,805,785
  142,573,037      262,724,641       24,543,413       54,147,564       31,812,608       80,406,808

           --               --            1,252            2,487               --               --
-------------    -------------    -------------    -------------    -------------    -------------
$ 473,568,784    $ 566,639,137    $ 145,587,562    $ 167,909,105    $ 264,330,484    $ 190,629,606
=============    =============    =============    =============    =============    =============

    1,920,115        9,240,241        3,650,850        5,092,809        4,299,369        3,173,013
    5,403,823        1,590,961          180,674          292,775          113,953               --
   (1,825,051)     (12,602,557)      (3,180,567)      (3,325,438)      (1,506,019)      (1,317,136)
-------------    -------------    -------------    -------------    -------------    -------------
    5,498,887       (1,771,355)         650,957        2,060,146        2,907,303        1,855,877
=============    =============    =============    =============    =============    =============

                      See accompanying notes to financial statements on page 45.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        SCIENCE AND
                                                                         TECHNOLOGY                 DEVELOPING MARKETS
                                                                         GROWTH FUND                   GROWTH FUND
                                                               ----------------------------    ----------------------------
                                                                SIX MONTHS                      SIX MONTHS
                                                                  ENDED                           ENDED
                                                               DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED
                                                                  2000            JUNE 30,        2000            JUNE 30,
                                                               (UNAUDITED)         2000        (UNAUDITED)          2000
                                                               ------------    ------------    ------------    ------------
OPERATIONS:
   Net investment income (loss)                                ($   221,336)   ($   235,083)   ($     6,314)   ($    70,752)
   Net realized gain (loss) on investments                          782,195         971,751         208,717       1,521,891
   Net change in unrealized appreciation
     (depreciation) on investments                              (16,349,525)     18,189,694      (4,298,197)      2,157,662
   Net realized gain (loss) on foreign currency transactions             --              --            (336)         (8,215)
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions                                       --              --            (361)          1,592
                                                               ------------    ------------    ------------    ------------

     Net increase (decrease) in net assets resulting from
       operations                                               (15,788,666)     18,926,362      (4,096,491)      3,602,178
                                                               ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 --              --              --              --
   Net realized gains on investments                             (1,400,000)             --              --              --
                                                               ------------    ------------    ------------    ------------

     Total distributions                                         (1,400,000)              0               0               0
                                                               ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     18,757,620      19,713,760       6,344,789       7,997,732
   Reinvested distributions                                       1,372,536              --              --              --
   Payments for shares redeemed                                  (8,166,088)     (6,661,063)     (4,879,621)     (8,261,866)
                                                               ------------    ------------    ------------    ------------

     Increase (decrease) in net assets from
       capital share transactions                                11,964,068      13,052,697       1,465,168        (264,134)
                                                               ------------    ------------    ------------    ------------

       Total increase in net assets                              (5,224,598)     31,979,059      (2,631,323)      3,338,044
NET ASSETS
   Beginning of period                                           46,172,724      14,193,665      14,675,790      11,337,746
                                                               ------------    ------------    ------------    ------------
   End of period                                               $ 40,948,126    $ 46,172,724    $ 12,044,467    $ 14,675,790
                                                               ============    ============    ============    ============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $ 35,876,589    $ 23,912,521    $ 13,373,986    $ 11,908,818
   Undistributed (distributions in excess of) net
     investment income                                             (221,336)             --          (6,314)             --
   Accumulated net realized gain (loss) from
     security transactions and foreign
     currency transactions                                         (153,629)        464,176      (1,967,712)     (2,176,093)
   Unrealized appreciation (depreciation) on investments          5,446,502      21,796,027         644,865       4,943,062
   Unrealized appreciation (depreciation) on foreign
     currency transactions                                               --              --            (358)              3
                                                               ------------    ------------    ------------    ------------

                                                               $ 40,948,126    $ 46,172,724    $ 12,044,467    $ 14,675,790
                                                               ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                             592,264         693,056         534,269         651,096
   Reinvested distributions                                          49,301              --              --              --
   Redeemed                                                        (270,049)       (241,913)       (410,256)       (694,347)
                                                               ------------    ------------    ------------    ------------

Net increase (decrease)                                             371,516         451,143         124,013         (43,251)
                                                               ============    ============    ============    ============

See accompanying notes to financial statements on page 45.

SIT MUTUAL FUNDS
------------------------------------------------------------------------ [LOGO]
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

--------------------------------  ----------------------------------------------
             FUND                              INVESTMENT OBJECTIVE
--------------------------------  ----------------------------------------------
  Large Cap Growth Fund, Inc.      Maximize long-term capital appreciation and,
                                   secondarily, current income.
--------------------------------  ----------------------------------------------
   Mid Cap Growth Fund, Inc.       Maximize long-term capital appreciation.
--------------------------------  ----------------------------------------------
     Small Cap Growth Fund         Maximize long-term capital appreciation.
--------------------------------  ----------------------------------------------
        Balanced Fund              Long-term capital appreciation consistent
                                   with the preservation of principal and to
                                   provide regular income.
--------------------------------  ----------------------------------------------
   International Growth Fund       Maximize long-term capital appreciation.
--------------------------------  ----------------------------------------------
 Developing Markets Growth Fund    Maximize long-term capital appreciation.
--------------------------------  ----------------------------------------------
     Science and Technology        Maximize long-term capital appreciation
          Growth Fund
--------------------------------  ----------------------------------------------

Pursuant to a Plan of Reorganization, on July 14, 2000, the Large Cap Growth Fund acquired all of the assets of the Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.

Significant accounting policies followed by the Funds are summarized below:

INVESTMENTS IN SECURITIES

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities can not be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

ILLIQUID SECURITIES

Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2000, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

------------------------------------------------------------------------ [LOGO]

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the Fund.

For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $2,176,093 at June 30, 2000 which, if not offset by subsequent capital gains, will begin to expire in 2007. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryover is offset or expires.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

CONCENTRATION OF INVESTMENTS

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.


NOTE 2 -- INVESTMENT SECURITY TRANSACTIONS

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2000, were as follow:

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                             Purchases ($)    Proceeds ($)
                                             -------------    ------------
     Large Cap Growth Fund                     42,532,766      37,012,263
     Mid Cap Growth Fund                      173,781,922     154,610,359
     Small Cap Growth Fund                    165,293,943      38,713,384
     Balanced Fund                             17,472,938       7,785,188
     International Growth Fund                 37,285,571      25,635,922
     Developing Markets Growth Fund             1,587,008         997,825
     Science and Technology Growth Fund        20,143,679       9,466,379


NOTE 3 -- EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                          Contractual    Net of Adviser's
                                          Management      Voluntary Fee
                                             Fee              Waiver
                                          -----------    ----------------
Large Cap Growth Fund                       1.00%              1.00%
Mid Cap Growth Fund                         1.25%              1.00%
Cap Growth Fund                             1.50%              1.50%
Balanced Fund                               1.00%              1.00%
International Growth Fund                   1.85%              1.50%
Developing Markets Growth Fund              2.00%              2.00%
Science and Technology Growth Fund          1.50%              1.25%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the period November 1, 1996 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 2000, the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except

------------------------------------------------------------------------ [LOGO]

those not payable by the Fund as set forth above) of the Science and Technology Growth Fund to 1.25% of the Fund's average daily net assets. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended December 31, 2000, for the Mid Cap Growth, International Growth, and Science and Technology Growth Funds, SIA voluntarily absorbed an additional $702,603, $280,473, and $61,616, respectively, in expenses that were otherwise payable by the Funds.

As of December 31, 2000, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $1,909,000, $12,734,000, $16,863,000, $30,536,000, $2,873,000, $1,981,000, and $3,311,000,
respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

INVESTMENT SUB-ADVISER

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth
Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $527,656 were paid or payable to SKI for the period ended December 31, 2000.

TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2000:

                                                     % Shares
                                        Shares      Outstanding
                                        ------      -----------
Large Cap Growth Fund                   554,075        17.87
Mid Cap Growth Fund                   5,266,916        17.83
Cap Growth Fund                       1,052,827        14.00
Balanced Fund                           181,110        11.95
International Growth Fund             1,501,812        19.32
Developing Markets Growth Fund          166,478        13.68
and Technology Growth Fund              342,303        19.56

SIT BALANCED FUND
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                            Ended
                                                         December 31,                 Years Ended June 30,
                                                             2000          --------------------------------------------
                                                          (Unaudited)       2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $ 19.18        $ 17.38     $ 16.68     $ 14.93     $ 12.57
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                       .24            .40         .32         .34         .33
    Net realized and unrealized gains
      (losses) on investments                                 (1.62)          2.51        1.45        2.99        2.42
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                         (1.38)          2.91        1.77        3.33        2.75
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (.37)          (.37)       (.31)       (.35)       (.32)
    From realized gains                                        (.32)          (.74)       (.76)      (1.23)       (.07)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.69)         (1.11)      (1.07)      (1.58)       (.39)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $ 17.11        $ 19.18     $ 17.38     $ 16.68     $ 14.93
-----------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (7.37%)        17.28%      11.25%      23.95%      22.42%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $25,936        $19,304     $12,112     $ 7,422     $ 5,103

RATIOS:
    Expenses to average daily net assets                       1.00%(2)       1.00%       1.00%       1.00%       1.00%
    Net investment income to average daily net assets          2.97%(2)       2.34%       2.01%       2.20%       2.48%
Portfolio turnover rate (excluding short-term securities)     32.90%         68.22%      89.37%      62.62%      38.16%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                               Ended
                                                            December 31,                    Years Ended June 30,
                                                                2000          ---------------------------------------------------
                                                            (Unaudited)         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                        $  63.66        $  52.84     $  49.34     $  40.39     $  32.75
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                   (.09)           (.18)        (.04)         .02          .07
   Net realized and unrealized gains
     (losses) on investments                                    (10.40)          14.41         6.96        13.17        10.02
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (10.49)          14.23         6.92        13.19        10.09
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                       --              --         (.01)        (.07)        (.03)
   From realized gains                                           (5.03)          (3.41)       (3.41)       (4.17)       (2.42)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (5.03)          (3.41)       (3.42)       (4.24)       (2.45)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                              $  48.14        $  63.66     $  52.84     $  49.34     $  40.39
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     (17.17%)         27.75%       15.10%       35.33%       32.36%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $149,312        $172,400     $140,258     $117,496     $ 72,226

RATIOS:
   Expenses to average daily net assets                           1.00% (3)       1.00%        1.00%        1.00%        1.00%(2)
   Net investment income (loss) to average daily net assets      (0.32%)(3)      (0.31%)      (0.09%)       0.06%        0.20%(2)
Portfolio turnover rate (excluding short-term securities)        21.76%          48.95%       70.51%       43.61%       32.23%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the year ended June 30, 1997 the investment adviser voluntarily absorbed $50,548 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08% for the year ended June 30, 1997 and the ratio of net investment income(loss) to average daily net assets would have been 0.11%.

(3)  Percentages are adjusted to an annual rate.

SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                               Ended
                                                            December 31,                    Years Ended June 30,
                                                                2000        -------------------------------------------------------
                                                            (Unaudited)       2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  23.57       $  14.54      $  16.49      $  15.43      $  15.58
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  (.04)          (.12)         (.06)         (.07)         (.03)
   Net realized and unrealized gains
     (losses) on investments                                    (3.43)         10.38           .65          3.15          2.50
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (3.47)         10.26           .59          3.08          2.47
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                      --             --            --            --            --
   From realized gains                                          (4.07)         (1.23)        (2.54)        (2.02)        (2.62)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (4.07)         (1.23)        (2.54)        (2.02)        (2.62)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $  16.03       $  23.57      $  14.54      $  16.49      $  15.43
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    (16.04%)        73.01%         6.94%        22.19%        17.23%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $473,569       $566,639      $375,343      $404,327      $386,543

RATIOS:
   Expenses to average daily net assets                          1.00% (2)      1.00% (2)     1.00% (2)     1.00% (2)     0.92% (2)
   Net investment income (loss) to average daily net assets     (0.42%)(2)     (0.58%)(2)    (0.46%)(2)    (0.41%)(2)    (0.20%)(2)
Portfolio turnover rate (excluding short-term securities)       28.09%         62.21%        68.62%        52.62%        38.66%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2000 are adjusted to an annual rate.
     Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 2000, and the years ended June 30, 2000, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $702,603, $1,209,620, $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.25%, 1.25%, and 1.09% for the the period ended December 31, 2000, and the years ended June 30, 2000, 1999, 1998, and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.67%), (0.83%), (0.71%), (0.66%), and (0.37%), respectively.

SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended
                                                           December 31,                     Years Ended June 30,
                                                               2000        ---------------------------------------------------------
                                                           (Unaudited)       2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  23.58      $  18.77       $  19.14       $  18.57       $  16.29
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  (.05)         (.04)          (.07)           .02            .01
   Net realized and unrealized gains
     on investments                                             (4.28)         6.36            .84           1.25           2.70
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (4.33)         6.32            .77           1.27           2.71
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                      --          (.23)          (.06)          (.03)          (.01)
   From realized gains                                           (.52)        (1.28)         (1.08)          (.67)          (.42)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.52)        (1.51)         (1.14)          (.70)          (.43)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $  18.73      $  23.58       $  18.77       $  19.14       $  18.57
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    (18.51%)       33.38%          4.51%          7.50%         17.04%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $145,588      $167,909       $ 94,982       $ 99,721       $ 99,279

RATIOS:
   Expenses to average daily net assets                          1.50% (2)     1.50% (2)      1.50% (2)      1.50%(2)       1.50%(2)
   Net investment income (loss) to average daily net assets     (0.48%)(2)    (0.40%)(2)     (0.37%)(2)      0.12%(2)       0.05%(2)
Portfolio turnover rate (excluding short-term securities)       16.53%        30.61%         45.91%         43.74%         41.59%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2000 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 2000, and the years ended June 30, 2000, 1999, 1998, and 1997, the investment adviser voluntarily absorbed $280,473, $467,953, $325,038, $338,651, and $306,575, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the period ended December 31, 2000, and the years ended June 30, 2000, 1999, 1998, and 1997, and the ratio of net investment income (loss) to average daily net assets would have been (0.83%), (0.75%), (0.72%), (0.23%),and (0.30%), respectively.

SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                               Six Months
                                                                 Ended
                                                              December 31,                  Years Ended June 30,
                                                                  2000         -------------------------------------------------
                                                              (Unaudited)        2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  41.35        $  18.28     $  20.35     $  18.89     $  19.27
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                            (.18)           (.18)        (.18)        (.17)        (.14)
    Net realized and unrealized gains
      (losses) on investments                                     (5.43)          23.25         1.20         2.31          .57
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             (5.61)          23.07         1.02         2.14          .43
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                            (.58)             --        (3.09)        (.68)        (.81)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.58)             --        (3.09)        (.68)        (.81)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $  35.16        $  41.35     $  18.28     $  20.35     $  18.89
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      (13.64%)        126.20%        8.77%       11.70%        2.37%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $264,330        $190,630     $ 50,335     $ 57,472     $ 58,358

RATIOS:
    Expenses to average daily net assets                           1.50% (2)       1.50%        1.50%        1.50%        1.50%
    Net investment income (loss) to average daily net assets      (0.14%)(2)      (0.83%)      (1.08%)      (0.72%)      (0.81%)
Portfolio turnover rate (excluding short-term securities)         15.68%          39.31%       71.84%       79.54%       58.39%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended                                     Six Months
                                                           December 31,     Years Ended June 30,           Ended
                                                              2000         -----------------------       June 30,
                                                           (Unaudited)      2000           1999            1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $ 33.38        $ 15.23        $ 11.77        $ 10.00
---------------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss)                               (.13)          (.17)          (.07)          (.01)
    Net realized and unrealized gains
      (losses) on investments                                 (9.06)         18.32           3.53           1.78
---------------------------------------------------------------------------------------------------------------------
Total from operations                                         (9.19)         18.15           3.46           1.77
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   --             --             --             --
    From realized gains                                        (.86)            --             --             --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.86)           .00            .00            .00
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $ 23.33        $ 33.38        $ 15.23        $ 11.77
---------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  (27.94%)       119.17%         29.40%         17.70%
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $40,948        $46,173        $14,194        $ 4,858

RATIOS:
    Expenses to average daily net assets                       1.25% (2)      1.25% (2)      1.25% (2)      1.25% (2)
    Net investment income (loss) to average net assets        (0.90%)(2)     (0.86%)(2)     (0.72%)(2)     (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)     19.88%         29.60%         58.29%         19.37%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended December 31, 2000 and June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended December 31, 2000, June 30, 2000, 1999 and 1998, the investment adviser voluntarily absorbed $61,616, $68,292, $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the periods ended December 31, 2000, June 30, 2000, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (1.15%), (1.11%), (0.97%) and (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                              Six Months
                                                                Ended
                                                             December 31,                Years Ended June 30,
                                                                 2000         --------------------------------------------
                                                             (Unaudited)       2000         1999       1998        1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $ 13.43        $  9.98     $  9.05     $ 13.04     $ 10.95
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                  (.01)          (.06)         --        (.06)        .03
    Net realized and unrealized gains
      (losses) on investments                                    (3.52)          3.51         .93       (3.92)       2.06
--------------------------------------------------------------------------------------------------------------------------
Total from operations                                            (3.53)          3.45         .93       (3.98)       2.09
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --             --          --        (.01)         --
    From realized gains                                             --             --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --             --          --        (.01)         --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $  9.90        $ 13.43     $  9.98     $  9.05     $ 13.04
--------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     (26.28%)        34.57%      10.28%     (30.52%)     19.09%
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $12,044        $14,676     $11,338     $11,505     $16,789

RATIOS:
    Expenses to average daily net assets                          2.00% (2)      2.00%       2.00%       2.00%       2.00%
    Net investment income (loss) to average daily net assets     (0.09%)(2)     (0.55%)     (0.05%)     (0.52%)      0.32%
Portfolio turnover rate (excluding short-term securities)         7.63%         48.39%      98.24%      53.36%      65.88%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

RESULTS OF SHAREHOLDER MEETING
------------------------------------------------------------------------ [LOGO]

The annual meeting of the shareholders of the Funds was held on October 24, 2000. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips.

The matters voted on by the shareholders of record as of August 25, 2000 and the results of the shareholders' vote at the October 24, 2000 meeting were as follows:

1.       Election of Directors:
                                                     For           Withheld
                                                     ---           --------
         Eugene C. Sit
              Large Cap Growth                   1,963,522           3,026
              Mid Cap Growth                    14,780,722          46,840
              Small Cap Growth                   4,011,390          16,057
              Balanced                             877,222           3,092
              Science and Technology Growth      1,031,030           1,928
              International Growth               3,382,040          10,911
              Developing Markets Growth            901,328           8,605

         William E. Frenzel
              Large Cap Growth                   1,946,541          20,006
              Mid Cap Growth                    14,685,914         141,648
              Small Cap Growth                   4,006,352          21,095
              Balanced                             874,751           5,563
              Science and Technology Growth      1,029,885           3,073
              International Growth               3,380,201          12,749
              Developing Markets Growth            900,381           9,552

         John E. Hulse
              Large Cap Growth                   1,963,547           3,000
              Mid Cap Growth                    14,780,103          47,459
              Small Cap Growth                   4,011,571          15,876
              Balanced                             877,365           2,949
              Science and Technology Growth      1,030,895           2,064
              International Growth               3,376,917          16,034
              Developing Markets Growth            900,381           9,552

--------------------------------------------------------------------------------

         Sidney L. Jones
              Large Cap Growth                   1,963,070           3,477
              Mid Cap Growth                    14,777,401          50,161
              Small Cap Growth                   4,011,370          16,077
              Balanced                             874,751           5,563
              Science and Technology Growth      1,031,030           1,928
              International Growth               3,381,381          11,570
              Developing Markets Growth            901,163           8,771

         Peter L. Mitchelson
              Large Cap Growth                   1,963,703           2,844
              Mid Cap Growth                    14,781,444          46,117
              Small Cap Growth                   4,011,388          15,759
              Balanced                             875,684           4,630
              Science and Technology Growth      1,030,895           2,064
              International Growth               3,382,040          10,911
              Developing Markets Growth            901,163           8,771

         Donald W. Phillips
              Large Cap Growth                   1,962,210           4,337
              Mid Cap Growth                    14,780,356          47,206
              Small Cap Growth                   4,011,666          15,781
              Balanced                             875,684           4,630
              Science and Technology Growth      1,030,895           2,064
              International Growth               3,382,040          10,911
              Developing Markets Growth            901,163           8,771


2.       Ratification of KPMG LLP as independent auditors for the Funds:

                                                 For        Against     Abstain
                                                 ---        -------     -------
              Large Cap Growth                1,952,470       6,305       7,771
              Mid Cap Growth                  4,729,930      35,074      62,557
              Small Cap Growth                3,966,756      17,339      43,351
              Balanced                          871,208       2,495       6,610
              Science and Technology Growth   1,020,670       1,329      10,959
              International Growth            3,313,669      10,721      68,560
              Developing Markets Growth         875,936      28,249       5,748

------------------------------------------------------------------------ [LOGO]


Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     William E. Frenzel
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips


Director Emeritus:
                     Melvin C. Bahle

Stock Funds Officers:
                     Eugene C. Sit, CFA          Chairman
                     Peter L. Mitchelson, CFA    Vice Chairman
                     Roger J. Sit                Executive Vice President
                     Erik S. Anderson, CFA(1)    Vice President - Investments
                     Ronald D. Sit, CFA(1)       Vice President - Investments
                     John T. Groton, Jr., CFA(1) Vice President - Investments
                     Robert W. Sit, CFA(1)       Vice President - Investments
                     Bryce A. Doty, CFA(2)       Vice President - Investments
                     Paul E. Rasmussen           Vice President & Treasurer
                     Michael P. Eckert           Vice President - Institutional
                                                   Client Group
                     Shelley H. Shutes           Vice President - Shareholder
                                                   Services
                     Michael J. Radmer           Secretary
                     Carla J. Rose               Vice President - Assistant
                                                   Secretary & Assistant
                                                   Treasurer
                     Kelly K. Orning             Assistant Secretary & Assistant
                                                   Treasurer

(1) Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., and Sit Mutual Funds, Inc. only.
(2)  Sit Balanced Fund only.

 [LOGO] ------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $9.6 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
         * Free telephone exchange
         * Dollar-cost averaging through an automatic investment plan
         * Electronic transfer for purchases and redemptions
         * Free checkwriting privileges on bond funds
         * Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

SEMI-ANNUAL REPORT STOCK FUNDS

Six Months Ended December 31, 2000


INVESTMENT ADVISER                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
90 South Seventh Street, Suite 4600       90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          220 South Sixth Street
SIA Securities Corp.                      Minneapolis, MN 55402
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
                                          International Growth Fund)
CUSTODIAN                                 Sit/Kim International Investment
                                            Associates, Inc.
The Northern Trust Company                90 South Seventh Street, Suite 4600
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166



                        [LOGO] SIT INVESTMENT ASSOCIATES
                        --------------------------------
                                SIT MUTUAL FUNDS